UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3392

John Hancock Series Trust
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      October 31

Date of reporting period:     October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Real Estate Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 29

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer


This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital, with income
as a secondary goal,
by normally invest-
ing at least 80%
of its assets in
securities of U.S.
and foreign real
estate companies
of any size. The
Fund  generally
focuses on real
estate  investment
trusts (REITs).

Over the last twelve months

* Real estate investment trusts (REITs) produced strong gains and outpaced the overall stock market.

* Retail and industrial REITs posted the best results, while office and apartment REITs lagged.

* The Fund added to its apartment and hotel REITs while cutting back on its office holdings.

[Bar chart with heading "John Hancock Real Estate Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 26.78% total return for Class
A. The second bar represents the 25.87% total return for Class B. The third bar represents the 25.87% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.9%   Simon Property Group, Inc.
 4.2%   Vornado Realty Trust
 4.2%   Equity Office Properties Trust
 4.0%   Equity Residential Properties Trust
 3.7%   ProLogis Co.
 3.7%   General Growth Properties, Inc.
 3.2%   Kimco Realty Corp.
 3.0%   Boston Properties, Inc.
 3.0%   Public Storage, Inc.
 3.0%   Archstone-Smith Trust

As a percentage of net assets on October 31, 2004.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE, PORTFOLIO
MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Real Estate Fund

Portfolio manager Thomas Finucane, who was a portfolio manager at John Hancock from 1990 to 2002, recently rejoined the team as a co-portfolio manager after two years at another asset management firm.

Real estate investment trusts (REITs) rallied sharply during the 12 months ended October 31, 2004, outpacing the overall stock market. The Morgan Stanley REIT Index returned 29.50% during the one-year period, while the broad Standard & Poor's 500 Index gained 9.42%.

Stocks began the period on a positive note, gaining ground in late 2003 and early 2004 as a resurgent economy led to healthy corporate earnings growth. However, the market was unable to maintain its momentum through the latter half of the period. Profit growth remained strong, but concerns about record-high oil prices, terrorism, weaker economic growth and the upcoming presidential election limited the market's gains. Mid- and small-cap stocks posted better results than large-company shares, while value-oriented stocks outdistanced growth issues by a substantial margin.

"Real estate investment trusts
 (REITs) rallied sharply during
 the 12 months ended October 31,
 2004, outpacing the overall stock
 market."

In the REIT sector, high dividend yields attracted significant investor demand, especially in the early part of the one-year period. Momentum investors also jumped on the REIT bandwagon, boosting the sector even higher. By the end of March, REIT valuations had gotten well ahead of their underlying property values. As a result, when a sharp rise in interest rates made bond yields more attractive in early April, investors fled from the REIT sector, causing the Morgan Stanley REIT Index to decline by 15% in the month of April. Nonetheless, REITs rebounded nicely during the last few months of the period thanks to lower interest rates and moderating economic growth.

[Photos of Jim Schmidt, Lisa Welch and Tom Finucane flush right next to first paragraph.]

Fund performance

For the year ended October 31, 2004, John Hancock Real Estate Fund's Class A, Class B and Class C shares posted total returns of 26.78%, 25.87% and 25.87%, respectively, at net asset value. This performance trailed the 28.99% return of the average real estate fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund's emphasis on high-quality REITs that appear to be fundamentally undervalued contributed to the Fund's underperformance of both the Morgan Stanley REIT Index and its Lipper peer group average. The strong performance of the REIT sector during the past year was led primarily by REITs with the highest dividend yields, regardless of quality or valuation.

Retail REITs outperform

Every segment of the REIT market gained more than 20% during the one-year period, but mall and shopping center REITs were the best performers. Continued strength in consumer spending kept retail spaces filled and pushed lease rates higher. Retail REITs also benefited from increased merger activity.

"Mall and shopping center REITs
 together made up the largest
 segment of the portfolio, and
 three of the top five contributors
 to  performance came from
 this segment."

Mall and shopping center REITs together made up the largest segment of the portfolio, and three of the top five contributors to performance came from this segment. Rouse, a regional mall REIT, posted the best return, gaining 60%. In August, the company agreed to be acquired at a premium by General Growth Properties, another regional mall REIT and top portfolio performer. Simon Property Group, which acquired leading outlet mall owner Chelsea Property Group in June, also performed well.

Industrial and hotels gain

Other top-performing segments in the REIT sector included industrial and hotel companies. Occupancy levels in warehouses and industrial properties have started to rise, providing a lift to lease rates. This has been especially true on the East and West coasts, where land available for new industrial development is scarce. Prologis, the largest industrial REIT, rose by 40% and was one of the portfolio's top contributors to performance.

[Table at top left-hand side of page entitled "Industry groups." The first listing is Real Estate investment trusts 94%, the second is Hotels, resorts and cruise lines 2%, and the third is Real estate management and development 1%.]

We increased our position in hotel REITs, which continued to benefit from a gradual rebound in the travel industry. In particular, growth in business travel has enhanced revenue-per-room at many hotels. The best hotel performers in the portfolio were Starwood Hotels and Host Marriott, both of which own downtown properties near major business centers.

Office and apartments lag

Office and apartment REITs trailed the rest of the sector. Job growth is a key factor in these areas of the REIT market, and employment is the one component of the economy that has yet to fully rebound from the 2001 recession. Office REITs continued to see lower occupancy levels as corporations cut costs by consolidating space. Apartments have been adversely impacted by new construction and low mortgage rates, which enticed renters to become homeowners.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into three sections (from top to left): Common stocks 96%, Short-term investments & other 3% and Preferred stocks 1%.]

Within the portfolio, stock selection was more successful in the office segment than in the apartment space. Office REIT Boston Properties was one of the portfolio's better performers, benefiting from exposure to favorable markets in the Northeast and San Francisco Bay area. In contrast, Apartment Investment & Management posted a negative return after lower-than-expected occupancy and higher costs led to an earnings shortfall.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Avalonbay Communities followed by an up arrow with the phrase "Higher occupancy and positive revenue growth." The second listing is Vornado Realty followed by an up arrow with the phrase "Owns diverse properties in Northeast with high barriers to entry." The third listing is Home Properties followed by a down arrow with the phrase "Flat rental and occupancy rates hurt apartment REIT's earnings."]

Non-REIT holdings

For most of the period, approximately 5% to 10% of the portfolio was invested in non-REIT stocks related to the real estate market, such as mortgage lenders and homebuilders. Overall, these holdings detracted slightly from portfolio performance during the period. Toward the end of the period, we sold the remaining non-REIT holdings in the portfolio in order to focus exclusively on REITs. (Technically, the Fund owns two non-REITs, Starwood Hotels and Brookfield Properties, but they are real estate management companies that compete with and operate very much like REITs.)

"Despite REITs' remarkable five-year
 results, our outlook for the sector
 remains constructive."

Outlook

As we approach the end of 2004, the REIT sector is on track to post a positive return -- and outperform the broader stock market -- for the fifth consecutive calendar year. Despite REITs' remarkable five-year results, our outlook for the sector remains constructive. The economic recovery has moderated somewhat, and REITs tend to outperform in an environment of slow-but-steady economic growth, where interest rates are rising at a gradual pace. Within the portfolio, we are adding to our positions in hotel companies and apartment REITs, which should attract more renters as mortgage rates rise.


This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C
Inception date                9-30-98       3-1-00       3-1-00

Average annual returns with maximum sales charge (POP)
One year                        20.44%       20.87%       24.87%
Five years                      17.76           --           --
Since inception                 14.25        19.02        19.24

Cumulative total returns with maximum sales charge (POP)
One year                        20.44        20.87        24.87
Five years                     126.44           --           --
Since inception                124.96       125.41       127.40


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                       Morgan
              Cum Value    Cum Value                  Stanley
               of $10K      of $10K      S&P 500         REIT
Plot Date     (No Load)     (w/Load)       Index        Index

9-30-98        $10,000       $9,500      $10,000      $10,000
10-31-98         9,960        9,459       11,506        9,811
4-30-99         10,748       10,207       14,073       10,218
10-31-99         9,937        9,437       14,460        9,197
4-30-00         11,261       10,694       15,500       10,235
10-31-00        11,964       11,362       15,342       10,871
4-30-01         13,281       12,612       13,491       12,064
10-31-01        13,551       12,869       11,522       12,311
4-30-02         15,996       15,191       11,789       14,570
10-31-02        14,058       13,350        9,781       13,136
4-30-03         15,594       14,810       10,221       14,594
10-31-03        18,685       17,744       11,818       17,595
4-30-04         19,020       18,063       12,559       18,084
10-31-04        23,689       22,496       12,149       22,782

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund, before sales charge, and is equal to $23,689 as of October 31, 2004. The second line represents the Morgan Stanley REIT Index and is equal to $22,782 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $22,496 as of October 31, 2004. The fourth line represents the Standard & Poor's 500 Index and is equal to $12,149 as of October 31, 2004.]

                                    Class B     Class C 1
Period beginning                     3-1-00      3-1-00
Without sales charge                $22,741     $22,740
With maximum sales charge            22,541      22,740
Index 1                               8,796       8,796
Index 2                              24,626      24,626

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Morgan Stanley REIT Index -- Index 2 -- is an unmanaged index consisting of the most actively traded real estate investment trusts.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                  $1,245.50                 $9.32
Class B                                   1,240.70                 13.23
Class C                                   1,240.70                 13.23


Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                  $1,016.83                 $8.37
Class B                                   1,013.33                 11.89
Class C                                   1,013.33                 11.89

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.65%, 2.35% and 2.35% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common stocks, preferred stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 95.99%                                                                                      $62,955,604
(Cost $47,086,391)

Hotels, Resorts & Cruise Lines 2.03%                                                                        1,331,667
Starwood Hotels & Resorts Worldwide, Inc. (L)                                                  27,900       1,331,667

Real Estate Investment Trusts 92.93%                                                                       60,944,537
Alexandria Real Estate Equities, Inc.                                                           8,600         568,030
AMB Property Corp.                                                                             24,500         918,750
Apartment Investment & Management Co. (Class A)                                                30,000       1,100,700
Archstone-Smith Trust                                                                          58,002       1,945,967
Arden Realty, Inc.                                                                             16,200         552,096
Avalonbay Communities, Inc.                                                                    25,000       1,636,750
Boston Properties, Inc.                                                                        33,000       1,970,760
Brandywine Realty Trust                                                                        17,800         523,676
BRE Properties, Inc. (Class A)                                                                 16,000         638,400
CarrAmerica Realty Corp.                                                                       21,600         696,168
Catellus Development Corp.                                                                     19,181         553,180
CBL & Associates Properties, Inc.                                                              18,900       1,238,895
CenterPoint Properties Corp.                                                                   12,900         597,270
Cousins Properties, Inc.                                                                       13,400         498,748
Crescent Real Estate Equities Co.                                                              34,600         553,946
Developers Diversified Realty Corp.                                                            27,900       1,166,220
Duke Realty Corp.                                                                              44,600       1,520,860
Equity Office Properties Trust                                                                 98,078       2,757,953
Equity Residential Properties Trust                                                            79,500       2,651,325
Essex Property Trust, Inc.                                                                      8,600         674,756
First Industrial Realty Trust, Inc.                                                            11,200         432,320
General Growth Properties, Inc. (L)                                                            73,300       2,418,167
Getty Realty Corp.                                                                             14,500         407,740
Glenborough Realty Trust, Inc.                                                                 14,500         304,500
Health Care Property Investors, Inc.                                                           39,200       1,090,936


See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Real Estate Investment Trusts (continued)
Health Care REIT, Inc.                                                                         14,500        $522,000
Healthcare Realty Trust, Inc.                                                                  12,000         484,200
Highwoods Properties, Inc.                                                                     15,100         374,631
Home Properties, Inc. (L)                                                                      12,500         514,375
Hospitality Properties Trust                                                                   20,000         857,000
Host Marriott Corp. (L)                                                                        94,400       1,373,520
HRPT Properties Trust                                                                          32,900         368,151
iStar Financial, Inc.                                                                           8,900         368,638
Kimco Realty Corp.                                                                             39,000       2,127,450
Liberty Property Trust                                                                         28,300       1,147,565
Macerich Co. (The)                                                                             19,500       1,165,125
Mack-Cali Realty Corp.                                                                         20,500         905,485
Mills Corp. (The)                                                                              17,800         987,010
New Plan Excel Realty Trust                                                                    34,500         902,520
Pan Pacific Retail Properties, Inc.                                                            13,300         753,445
Pennsylvania Real Estate Investment Trust                                                       9,291         376,750
Post Properties, Inc.                                                                          15,000         481,350
Prentiss Properties Trust                                                                      15,100         543,298
ProLogis Co.                                                                                   62,500       2,436,250
PS Business Parkes, Inc.                                                                        8,500         373,320
Public Storage, Inc.                                                                           37,300       1,948,925
Realty Income Corp.                                                                            10,500         503,895
Reckson Associates Realty Corp.                                                                31,300         949,955
Regency Centers Corp.                                                                          18,900         923,454
Rouse Co. (The)                                                                                27,000       1,800,900
Shurgard Storage Centers, Inc.                                                                 14,500         575,650
Simon Property Group, Inc.                                                                     54,970       3,205,851
SL Green Realty Corp.                                                                          15,100         827,782
Sovran Self Storage, Inc.                                                                       8,400         328,188
Trizec Properties, Inc.                                                                        47,500         757,625
United Dominion Realty Trust, Inc.                                                             45,500         959,140
Vornado Realty Trust                                                                           41,300       2,775,360
Weingarten Realty Investors                                                                    25,100         907,616

Real Estate Management & Development 1.03%                                                                    679,400
Brookfield Properties Corp. (Canada)                                                           20,000         679,400


See notes to
financial statements.


11


FINANCIAL STATEMENTS


                                                                               Credit
Issuer                                                                         rating (A)      Shares           Value
Preferred stocks 1.25%                                                                                       $816,669
(Cost $752,960)

Real Estate Investment Trusts 1.25%                                                                           816,669
Mills Corp. (The)                                                                NR             5,000         137,650
Public Storage, Inc.                                                             NR             8,000         227,360
Ramco-Gershenson Properties Trust                                                NR            10,000         275,500
Simon Property Group, Inc.                                                       Baa3           3,240         176,159

Warrants 0.01%                                                                                                 $5,571
(Cost $0)

Real Estate Investment Trusts 0.01%                                                                             5,571
General Growth Properties, Inc. (I)                                                             7,330           5,571


                                                                                 Interest   Par value
Issuer, description, maturity date                                               rate           (000)
Short-term investments 9.06%                                                                               $5,941,949
(Cost $5,941,949)

Joint Repurchase Agreement 2.78%                                                                            1,823,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04
(secured by U.S. Treasury Bond 8.125% due 08-15-19,
U.S. Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.625% due 04-15-28 and
3.375% due 04-15-32, and U.S. Treasury Inflation
Indexed Notes 3.375% thru 3.875% due 01-15-09
thru 01-15-12)                                                                   1.77%         $1,823       1,823,000


                                                                                               Shares
Cash Equivalents 6.28%                                                                                      4,118,949
AIM Cash Investment Trust (T)                                                               4,118,949       4,118,949

Total investments 106.31%                                                                                 $69,719,793

Other assets and liabilities, net (6.31%)                                                                 ($4,138,877)

Total net assets 100.00%                                                                                  $65,580,916



See notes to
financial statements.

FINANCIAL STATEMENTS


Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.


Industry distribution          Value as a percentage of Fund's net assets
-------------------------------------------------------------------------
Hotels, Resorts & Cruise Lines                                      2.03%
Real Estate Investment Trusts                                      94.19
Real Estate Management & Development                                1.03
Short-term Investments                                              9.06


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


Assets
Investments at value (cost $53,781,300)
including $4,006,479 of securities loaned                         $69,719,793
Cash                                                                      192
Receivable for shares sold                                             27,109
Dividends and interest receivable                                      96,463
Other assets                                                            4,090

Total assets                                                       69,847,647

Liabilities
Payable for shares repurchased                                         39,472
Payable upon return of securities loaned                            4,118,949
Payable to affiliates
Management fees                                                        42,573
Distribution and service fees                                           6,292
Other                                                                  22,007
Other payables and accrued expenses                                    37,438

Total liabilities                                                   4,266,731

Net assets
Capital paid-in                                                    48,827,029
Accumulated net realized gain on investments                          803,747
Net unrealized appreciation of investments                         15,938,493
Accumulated net investment income                                      11,647

Net assets                                                        $65,580,916

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($27,978,706 [DIV] 1,680,419 shares)                           $16.65
Class B ($23,815,007 [DIV] 1,432,133 shares)                           $16.63
Class C ($13,787,203 [DIV] 828,976 shares)                             $16.63

Maximum offering price per share
Class A 1 ($16.65 [DIV] 95%)                                           $17.53


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.


Investment income
Dividends (net of foreign withholding taxes of $1,647)             $2,776,831
Interest                                                               26,143
Securities lending                                                     11,461

Total investment income                                             2,814,435

Expenses
Investment management fees                                            454,055
Class A distribution and service fees                                  64,219
Class B distribution and service fees                                 228,035
Class C distribution and service fees                                 125,470
Transfer agent fees                                                   198,438
Registration and filing fees                                           45,618
Custodian fees                                                         23,557
Printing                                                               20,212
Professional fees                                                      17,553
Accounting and legal services fees                                     15,361
Miscellaneous                                                          12,765
Trustees' fees                                                          2,634
Federal excise tax                                                      1,925
Interest                                                                1,193
Securities lending fees                                                   295

Total expenses                                                      1,211,330
Less expense reductions                                               (27,388)

Net expenses                                                        1,183,942

Net investment income                                               1,630,493

Realized and unrealized gain
Net realized gain on investments                                    1,758,376
Change in net unrealized appreciation (depreciation)
of investments                                                      9,351,488

Net realized and unrealized gain                                   11,109,864

Increase in net assets from operations                            $12,740,357


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.


                                                   Year          Year
                                                  ended         ended
                                               10-31-03      10-31-04

Increase in net assets
From operations

Net investment income                        $1,735,070    $1,630,493
Net realized gain                               828,930     1,758,376
Change in net unrealized
appreciation (depreciation)                   9,510,211     9,351,488

Increase in net assets resulting
from operations                              12,074,211    12,740,357

Distributions to shareholders
From net investment income
Class A                                        (538,972)     (478,122)
Class B                                        (518,225)     (368,002)
Class C                                        (273,983)     (198,807)
From net realized gain
Class A                                              --       (81,064)
Class B                                              --       (94,874)
Class C                                              --       (50,001)

                                             (1,331,180)   (1,270,870)

From Fund share transactions                 (3,732,079)    4,199,367

Net assets
Beginning of period                          42,901,110    49,912,062

End of period 1                             $49,912,062   $65,580,916



1 Includes accumulated net investment income of $137,880 and $11,647, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                      $9.48      $10.21      $10.71      $10.52      $13.49
Net investment income 1                                   0.52        0.45        0.40        0.51        0.49
Net realized and unrealized
gain on investments                                       1.54        0.86        0.03        2.87        3.06
Total from
investment operations                                     2.06        1.31        0.43        3.38        3.55
Less distributions
From net investment income                               (0.79)      (0.37)      (0.36)      (0.41)      (0.33)
From net realized gain                                   (0.54)      (0.44)      (0.26)         --       (0.06)
                                                         (1.33)      (0.81)      (0.62)      (0.41)      (0.39)
Net asset value, end of period                          $10.21      $10.71      $10.52      $13.49      $16.65
Total return 2,3 (%)                                     20.40       13.26        3.74       32.91       26.78

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $3          $3         $15         $18         $28
Ratio of expenses
to average net assets (%)                                 1.65        1.65        1.65        1.65        1.65
Ratio of adjusted expenses
to average net assets 4 (%)                               8.89        4.63        1.92        1.82        1.70
Ratio of net investment income
to average net assets (%)                                 5.11        4.28        3.52        4.46        3.30
Portfolio turnover (%)                                     482         274         327         195          98



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-00 5  10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00      $10.21      $10.70      $10.51      $13.48
Net investment income 1                                   0.30        0.38        0.32        0.43        0.39
Net realized and unrealized
gain on investments                                       0.13        0.84        0.03        2.87        3.05
Total from
investment operations                                     0.43        1.22        0.35        3.30        3.44
Less distributions
From net investment income                               (0.22)      (0.29)      (0.28)      (0.33)      (0.23)
From net realized gain                                      --       (0.44)      (0.26)         --       (0.06)
                                                         (0.22)      (0.73)      (0.54)      (0.33)      (0.29)
Net asset value, end of period                          $10.21      $10.70      $10.51      $13.48      $16.63
Total return 2,3 (%)                                     18.19 6     12.37        3.03       32.04       25.87

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $1          $4         $18         $21         $24
Ratio of expenses
to average net assets (%)                                 2.35 7      2.35        2.35        2.35        2.35
Ratio of adjusted expenses
to average net assets 4 (%)                               9.59 7      5.33        2.62        2.52        2.40
Ratio of net investment
income to average net assets (%)                          4.13 7      3.65        2.82        3.76        2.62
Portfolio turnover (%)                                     482         274         327         195          98



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          10-31-00 5  10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00      $10.21      $10.70      $10.51      $13.48
Net investment income 1                                   0.24        0.39        0.32        0.42        0.38
Net realized and unrealized
gain on investments                                       0.19        0.83        0.03        2.88        3.06
Total from
investment operations                                     0.43        1.22        0.35        3.30        3.44
Less distributions
From net investment income                               (0.22)      (0.29)      (0.28)      (0.33)      (0.23)
From net realized gain                                      --       (0.44)      (0.26)         --       (0.06)
                                                         (0.22)      (0.73)      (0.54)      (0.33)      (0.29)
Net asset value, end of period                          $10.21      $10.70      $10.51      $13.48      $16.63
Total return 2,3 (%)                                     18.19 6     12.37        3.03       32.04       25.87

Ratios and supplemental data
Net assets, end of period
(in millions)                                               -- 8        $1          $9         $11         $14
Ratio of expenses
to average net assets (%)                                 2.35 7      2.35        2.35        2.35        2.35
Ratio of adjusted expenses
to average net assets 4 (%)                               9.59 7      5.33        2.62        2.52        2.40
Ratio of net investment income
to average net assets (%)                                 3.40 7      3.55        2.82        3.74        2.61
Portfolio turnover (%)                                     482         274         327         195          98


1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Class B shares and Class C shares began operations on 3-1-00 and 3-1-00, respectively.

6 Not annualized.

7 Annualized.

8 Less than $500,000.


See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $4,006,479 collateralized by cash in the amount of $4,118,949. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2003, the tax character of distributions paid was as follows: ordinary income $1,331,180. During the year ended October 31, 2004, the tax character of distributions paid was as follows: ordinary income $1,145,307 and long-term capital gains of $125,563. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the components of distributable earnings on a tax basis included $1,351,511 of undistributed ordinary income and $276,051 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser, at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net asset value on an annual basis, at least until February 28, 2005.
Accordingly, the expense reductions related to the total expense limitation amounted to $6,070 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $126,625 with regard to sales of Class A shares. Of this amount, $19,407 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $89,878 was paid as sales commissions to unrelated broker-dealers and $17,340 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $13,089 with regard to sales of Class C shares. Of this amount, $12,976 was paid as sales commissions to unrelated broker-dealers and $113 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $40,442 for Class B shares and $1,204 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class A, Class B and Class C average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $21,318 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $15,361. The Fund also paid the Adviser the amount of $713 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 10-31-03                     Year ended 10-31-04
                           Shares             Amount              Shares              Amount
Class A shares
Sold                      455,660         $5,458,358             915,989         $13,879,151
Distributions reinvested   40,928            470,844              34,993             512,247
Repurchased              (626,722)        (7,185,858)           (579,607)         (8,430,307)
Net increase (decrease)  (130,134)       ($1,256,656)            371,375          $5,961,091

Class B shares
Sold                      395,429         $4,714,700             572,280          $8,631,342
Distributions reinvested   41,348            472,685              29,252             424,083
Repurchased              (635,368)        (7,237,398)           (716,192)        (10,618,364)
Net decrease             (198,591)       ($2,050,013)           (114,660)        ($1,562,939)

Class C shares
Sold                      172,214         $2,055,056             154,688          $2,284,140
Distributions reinvested   20,798            237,911              15,136             219,542
Repurchased              (242,628)        (2,718,377)           (186,073)         (2,702,467)
Net decrease              (49,616)         ($425,410)            (16,249)          ($198,785)
Net increase (decrease)  (378,341)       ($3,732,079)            240,466          $4,199,367


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $58,580,372 and $53,836,050, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $54,895,725. Gross unrealized appreciation and depreciation of investments aggregated $15,960,828 and $1,136,760, respectively, resulting in net unrealized appreciation of $14,824,068. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and the differing treatment of certain distributions of REITS.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $12,828, a decrease in accumulated net investment income of $711,795 and an increase in capital paid-in of $724,623. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, federal excise tax and REIT adjustments. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accountant Firm

To the Board of Trustees of the John Hancock Series Trust and
Shareholders of John Hancock Real Estate Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Real Estate Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003 and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited


For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund has designated distributions to shareholders of $692,657 as a capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2004, 0.67% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                    Number of
Position(s) held with Fund                                                                  Trustee       John Hancock
Principal occupation(s) and other                                                           of Fund     funds overseen
directorships during past 5 years                                                           since 1         by Trustee
Charles L. Ladner, 2 Born: 1938                                                              1998                   49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                  1998                   28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                            1998                   28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


29




Independent Trustees (continued)

Name, age                                                                                                    Number of
Position(s) held with Fund                                                                  Trustee       John Hancock
Principal occupation(s) and other                                                           of Fund     funds overseen
directorships during past 5 years                                                           since 1         by Trustee
William H. Cunningham, Born: 1944 (continued)                                                1998                   28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                   1998                   28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                                1998                   28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                  1998                   28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                 1998                   28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


30




Non-Independent Trustees 3

Name, age                                                                                                    Number of
Position(s) held with Fund                                                                  Trustee       John Hancock
Principal occupation(s) and other                                                           of Fund     funds overseen
directorships during past 5 years                                                           since 1         by Trustee
James A. Shepherdson, Born: 1952                                                             2004                   49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).




Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                     Officer
Principal occupation(s) and                                                                                    of Fund
directorships during past 5 years                                                                                since
William H. King, Born: 1952                                                                                       1998
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                       1998
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone         On the Fund's Web site   On the SEC's Web site

1-800-225-5291   www.jhfunds.com/proxy    www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way,
Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                     Express mail:
           John Hancock                      John Hancock
           Signature Services, Inc.          Signature Services, Inc.
           1 John Hancock Way, Suite 1000    Mutual Fund Image Operations
           Boston, MA 02217-1000             529 Main Street
                                             Charlestown, MA 02129

Phone      Customer service representatives  1-800-225-5291
           24-hour automated information     1-800-338-8080
           TDD line                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Real Estate Fund.

0500A  10/04
       12/04

JOHN HANCOCK
Multi Cap
Growth Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 29

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor
mally investing at
least 80% of its
assets in a diversi-
fied portfolio of
growth-oriented
stocks of U.S. and
foreign companies
of any size.

Over the last twelve months

* Stocks gained ground as corporate profit growth surged, but growth-oriented stocks trailed the overall market.

* The Fund emphasized stocks poised to benefit from a stronger economy.

* Stock selection in the information technology and health care sectors contributed favorably to Fund performance, while consumer stocks detracted from results.

[Bar chart with heading "John Hancock Multi Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 8.05% total return for Class A. The second bar represents the 7.32% total return for Class B. The third bar represents the 7.32% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
Top 10 holdings

 2.6%   Microsoft Corp.
 2.5%   Johnson & Johnson
 2.5%   Four Seasons Hotels Inc.
 2.5%   Amgen, Inc.
 2.5%   Procter & Gamble Co. (The)
 2.4%   Heinz (H.J.) Co.
 2.4%   Abbott Laboratories
 2.4%   Disney (Walt) Co. (The)
 2.2%   Tekelec
 2.2%   Hyperion Solutions Corp.

As a percentage of net assets on October 31, 2004.

BY ANURAG PANDIT, CFA, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
Multi Cap Growth Fund

U.S. stocks rallied during the 12 months ended October 31, 2004, with the broad stock market gaining 9.42%, as measured by the Standard & Poor's 500 Index. Most of the positive performance in the stock market occurred during the first half of the period, when a strengthening economic recovery powered a sharp increase in corporate profit growth. In fact, the second quarter of 2004 marked the fourth straight quarter that the companies in the Standard & Poor's 500 Index posted earnings growth of 20% or better as a group.

"U.S. stocks rallied during
 the 12 months ended
 October 31, 2004..."

Although earnings growth remained strong, stock market performance was more muted during the last six months of the period. A litany of concerns -- moderating economic growth, a sharp rise in the price of oil and other commodities, the presidential election, terrorism and rising interest rates -- combined to keep the market's upward momentum in check.

Small- and mid-cap stocks outperformed their large-cap counterparts, while growth shares lagged well behind value-oriented issues across all market capitalizations. The Russell 1000 Growth Index, a measure of large-cap growth stocks, returned 3.38%, and the small-cap Russell 2000 Growth Index returned 5.53%.

Fund performance

For the year ended October 31, 2004, John Hancock Multi Cap Growth Fund's Class A, Class B and Class C shares posted total returns of 8.05%, 7.32% and 7.32%, respectively, at net asset value. These results outpaced the 4.65% return of the average multi-cap growth fund, according to Lipper Inc.,1 and the 4.56% return of the Fund's benchmark, a blended index of 50% the Russell 1000 Growth Index and 50% the Russell 2000 Growth Index. Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Our primary strategy during the period was to position the portfolio for stronger economic conditions. Consequently, the Fund was overweight cyclical segments of the market -- such as information technology, energy and consumer discretionary -- and underweight financial stocks. In general, our sector allocation detracted slightly from performance during the period. However, successful stock selection in several key areas of the portfolio helped the Fund outperform both its Lipper peer group average and the blended benchmark.

[Photo of Anurag Pandit flush right next to first paragraph.]

Stock picking boosts technology holdings

The Fund's largest sector weighting was information technology, which comprised approximately one-third of the portfolio over the past year. Stock selection provided a strong lift to this segment of the portfolio -- the technology sector of the market generally declined during the period, but the Fund's technology stocks posted double-digit gains as a group.

"...successful stock selection in
 several key areas of the portfolio
 helped the Fund outperform..."

The technology portion of the portfolio benefited from an emphasis on software companies, which stood to gain the most from a rebound in corporate spending on technology, and limited exposure to semiconductor stocks. The best performance contributor in the portfolio was Autodesk, which makes drafting and design software. The company successfully introduced product upgrades and increased prices, which boosted revenues and profit margins. We took profits and sold the stock.

Other top performance contributors included Artisan Compo nents, a computer chip designer, and Trimble Navigation, which makes satellite-based navigation systems. Artisan was acquired by a competitor at a sizable premium, while Trimble consistently surpassed earnings expectations.

Health care and energy perform well

Stock selection also proved valuable in the health care and energy sectors of the portfolio. The top performer among health care stocks, which made up the second-biggest sector in the portfolio, was Gen-Probe.
The company, which makes diagnostic products based on its genetic probe technologies, exceeded profit expectations thanks to robust demand for several of its products. Another solid performer was medical-supply company Becton Dickinson, which reported strong sales growth and higher profit margins.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Information technology 25%, the second is Health care 21%, the third is Consumer discretionary 18%, the fourth is Industrials 12%, and the fifth is Financials 8%.]

In the energy sector, the top contributor was Evergreen Resources, a natural gas producer. In addition to benefiting from higher natural gas prices, Evergreen rallied sharply in anticipation of its acquisition by Pioneer Natural Resources.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

Consumer stocks lag

Consumer stocks were the only segment of the portfolio to decline over the past year. In contrast, the consumer-oriented sectors of the overall market posted positive results. The underperformance of the portfolio's consumer sector was the result of stock-specific issues that negatively impacted several portfolio holdings.

LeapFrog Enterprises, a maker of educational toys for children, was the biggest detractor from Fund performance during the period. The company faced a challenging market environment, including stiff price competition and shrinking shelf space, which hurt profit margins.

Another disappointing performer was Multimedia Games, which makes electronic gaming machines. Delays in the deployment of gaming machines at several facilities forced the company to lower revenue and earnings projections, leading to a 40% decline in the stock.

Outlook

On balance, our outlook for the stock market is generally positive. Low interest rates and strong profit growth have made stock valuations more compelling. In addition, corporate balance sheets are very strong; many businesses are flush with cash.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Aeropostale followed by an up arrow with the phrase "Teen retailer reported healthy sales growth and improved profit margins." The second listing is Motorola followed by an up arrow with the phrase "New products helped mobile phone maker gain market share." The third listing is Imax followed by a down arrow with the phrase "Disappointing earnings hurt theater projection maker."]

"On balance, our outlook for the stock
 market is generally positive."

Nonetheless, the stock market faces some headwinds going forward. Although the recovery is alive and well, the economy is growing at a slower pace than it was earlier in the year. High oil prices are likely to dampen consumer spending and eat into corporate profit margins. Earnings growth rates have also started to decline, especially as year-over-year comparisons get more difficult. We currently do not favor any particular sector or industry, but we see many opportunities among individual stocks and will look to take advantage of these on a company-by-company basis.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                                           Class A      Class B      Class C
Inception date                             12-1-00      12-1-00      12-1-00

Average annual returns with maximum sales charge (POP)
One year                                      2.65%        2.32%        6.32%
Since inception                              -6.58        -6.70        -5.98

Cumulative total returns with maximum sales charge (POP)
One year                                      2.65         2.32         6.32
Since inception                             -23.38       -23.78       -21.44

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in a blended index.

                                           50/50
                                         Russell
                                       1000/2000
             Cum Value    Cum Value       Growth
               of $10K      of $10K        Index
              (No Load)     (w/Load)       Blend

12-1-00        $10,000       $9,500      $10,000
12-31-00        10,170        9,661       10,148
1-31-01          9,920        9,424       10,909
4-30-01          8,120        7,714        9,347
7-31-01          7,830        7,438        8,888
10-31-01         6,780        6,441        7,703
1-31-02          7,460        7,087        8,418
4-30-02          7,120        6,764        8,019
7-31-02          5,730        5,443        6,276
10-31-02         5,815        5,524        6,139
1-31-03          5,540        5,263        5,996
4-30-03          5,957        5,660        6,508
7-31-03          6,894        6,550        7,512
10-31-03         7,465        7,091        8,214
1-31-04          7,994        7,594        8,866
4-30-04          7,801        7,411        8,553
7-31-04          7,699        7,314        8,266
10-31-04         8,065        7,662        8,419

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Russell 1000/2000 Growth Index Blend and is equal to $8,419 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Multi Cap Growth Fund, before sales charge, and is equal to $8,065 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Multi Cap Growth Fund, after sales charge, and is equal to $7,662 as of October 31, 2004.]

                                    Class B      Class C 1
Period beginning                    12-1-00      12-1-00
Without sales charge                 $7,855       $7,856
With maximum sales charge             7,622        7,856
Index                                 8,419        8,419

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

A blended index is used combining 50% of the Russell 1000 Growth Index, an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation, and 50% of the Russell 2000 Growth Index, an unmanaged index that contains those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                                     Expenses paid
$1,000.00                Ending value             during period
on 4-30-04                on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------
Class A                    $1,033.90                      $7.16
Class B                     1,031.90                      10.42
Class C                     1,031.90                      10.73

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                     Expenses paid
$1,000.00                Ending value             during period
on 4-30-04                on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------
Class A                     $1,018.10                    $7.10
Class B                      1,014.88                    10.33
Class C                      1,014.57                    10.64


Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.40, 2.04% and 2.10% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer                                                                                         Shares           Value
Common stocks 97.64%                                                                                       $9,860,692
(Cost $8,988,664)

Aerospace & Defense 1.44%                                                                                     145,046
L-3 Communications Holdings, Inc.                                                               2,200         145,046

Air Freight & Logistics 1.79%                                                                                 181,148
Forward Air Corp. (I)                                                                           4,400         181,148

Airlines 1.18%                                                                                                119,105
AirTran Holdings, Inc. (I)                                                                     10,250         119,105

Apparel Retail 1.12%                                                                                          113,580
Aeropostale, Inc. (I)                                                                           3,600         113,580

Application Software 3.09%                                                                                    311,755
Hyperion Solutions Corp. (I)                                                                    5,550         222,721
Informatica Corp. (I)                                                                          11,400          89,034

Asset Management & Custody Banks 2.12%                                                                        213,881
Affiliated Managers Group, Inc. (I)(L)                                                          1,800         100,512
SEI Investments Co.                                                                             3,150         113,369

Auto Parts & Equipment 1.06%                                                                                  106,674
BorgWarner, Inc.                                                                                2,300         106,674

Biotechnology 2.50%                                                                                           252,760
Amgen, Inc. (I)                                                                                 4,450         252,760

Casinos & Gaming 1.44%                                                                                        145,200
Multimedia Games, Inc. (I)(L)                                                                  11,000         145,200

Communications Equipment 3.83%                                                                                387,066
Motorola, Inc.                                                                                  9,300         160,518
Tekelec (I)                                                                                    10,150         226,548

Computer Hardware 1.60%                                                                                       161,550
International Business Machines Corp.                                                           1,800         161,550

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Computer Storage & Peripherals 2.15%                                                                         $217,482
Lexmark International, Inc. (I)                                                                 1,200          99,732
McDATA Corp. (Class A) (I)                                                                     18,750         117,750

Consumer Finance 2.82%                                                                                        284,523
American Express Co.                                                                            2,750         145,942
MBNA Corp.                                                                                      5,407         138,581

Data Processing & Outsourced Services 1.18%                                                                   119,125
eFunds Corp. (I)                                                                                6,050         119,125

Diversified Commercial Services 2.04%                                                                         205,982
Cendant Corp.                                                                                  10,004         205,982

Electrical Components & Equipment 2.97%                                                                       300,237
American Power Conversion Corp.                                                                 9,450         182,196
Artisan Components, Inc. (I)                                                                    3,650         118,041

Electronic Equipment Manufacturers 2.11%                                                                      213,588
Itron, Inc. (I)                                                                                10,200         213,588

Electronic Manufacturing Services 0.87%                                                                        87,504
Trimble Navigation Ltd. (I)                                                                     3,050          87,504

Health Care Equipment 7.45%                                                                                   752,336
Beckman Coulter, Inc.                                                                           2,700         160,650
Becton, Dickinson & Co.                                                                         3,650         191,625
Hospira, Inc. (I)                                                                               6,630         211,563
VISX, Inc. (I)                                                                                  4,100          68,388
Wright Medical Group, Inc. (I)                                                                  4,650         120,110

Health Care Services 1.52%                                                                                    153,367
Allscripts Healthcare Solutions, Inc. (I)(L)                                                   16,500         153,367

Health Care Supplies 1.71%                                                                                    172,660
Alcon, Inc. (Switzerland)                                                                       2,425         172,660

Hotels, Resorts & Cruise Lines 4.69%                                                                          473,520
Fairmont Hotels & Resorts, Inc. (Canada)                                                        7,750         219,945
Four Seasons Hotels, Inc. (Canada) (L)                                                          3,750         253,575

Household Products 2.48%                                                                                      250,782
Procter & Gamble Co. (The)                                                                      4,900         250,782

Industrial Gases 1.61%                                                                                        162,360
Airgas, Inc.                                                                                    6,600         162,360

Industrial Machinery 1.47%                                                                                    148,851
Danaher Corp.                                                                                   2,700         148,851

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Integrated Telecommunication Services 1.49%                                                                  $150,900
Amdocs Ltd. (Channel Islands) (I)                                                               6,000         150,900

Internet Software & Services 1.99%                                                                            201,231
Digital Insight Corp. (I)                                                                      12,850         201,231

Investment Banking & Brokerage 1.94%                                                                          195,435
E*TRADE Financial Corp. (I)                                                                    15,150         195,435

Leisure Products 1.35%                                                                                        136,640
LeapFrog Enterprises, Inc. (I)(L)                                                              11,200         136,640

Movies & Entertainment 3.16%                                                                                  318,768
Disney (Walt) Co. (The)                                                                         9,500         239,590
Imax Corp. (Canada) (I)                                                                        12,200          79,178

Multi-Utilities & Unregulated Power 1.59%                                                                     160,230
AES Corp. (The) (I)                                                                            14,700         160,230

Oil & Gas Drilling 1.45%                                                                                      146,506
Unit Corp. (I)                                                                                  3,950         146,506

Oil & Gas Equipment & Services 2.12%                                                                          214,200
BJ Services Co.                                                                                 4,200         214,200

Packaged Foods & Meats 2.43%                                                                                  245,363
Heinz (H.J.) Co.                                                                                6,750         245,363

Pharmaceuticals 8.11%                                                                                         818,852
Abbot Laboratories                                                                              5,650         240,860
Johnson & Johnson                                                                               4,350         253,953
Medicines Co. (The) (I)                                                                         5,100         135,864
Pfizer, Inc.                                                                                    6,500         188,175

Photographic Products 1.31%                                                                                   132,496
Lexar Media, Inc. (I)                                                                          19,600         132,496

Property & Casualty Insurance 1.16%                                                                           117,090
Ambac Financial Group, Inc.                                                                     1,500         117,090

Restaurants 1.11%                                                                                             111,776
Panera Bread Co. (Class A) (I)(L)                                                               3,200         111,776

Semiconductors 3.36%                                                                                          339,240
Intel Corp.                                                                                     4,450          99,057
Intersil Corp. (Class A)                                                                        5,700          93,024
Power Integrations, Inc. (I)                                                                    1,850          39,590
Skyworks Solutions, Inc. (I)(L)                                                                12,100         107,569

See notes to
financial statements.


12


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Specialty Chemicals 2.75%                                                                                    $278,255
Ecolab, Inc.                                                                                    3,700         125,245
Sigma-Aldrich Corp.                                                                             2,750         153,010

Systems Software 4.60%                                                                                        464,507
Macrovision Corp. (I)                                                                           7,500         202,800
Microsoft Corp.                                                                                 9,350         261,707

Trading Companies & Distributors 1.48%                                                                        149,121
Fastenal Co.                                                                                    2,700         149,121

                                                          Interest   Maturity   Credit      Par value
Issuer, description                                           rate   date       rating (A)      (000)           Value
Short-term investments 12.20%                                                                              $1,231,928
(Cost $1,231,928)

Government U.S. Agency 2.85%                                                                                  288,000
Federal Home Loan Bank, Disc Note                            1.69%   11-01-04   Aaa              $288         288,000

                                                                                               Shares
Cash Equivalents 9.35%                                                                                        943,928
AIM Cash Investment Trust (T)                                                                 943,928         943,928

Total investments 109.84%                                                                                 $11,092,620

Other assets and liabilities, net (9.84%)                                                                   ($994,148)

Total net assets 100.00%                                                                                  $10,098,472



(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows
the Fund's
investments as
a percentage of
net assets,
aggregated by
various industries.

Industry distribution                Value as a percentage of Fund's net assets
-------------------------------------------------------------------------------
Consumer Discretionary                                                   17.72%
Consumer Staples                                                          2.43
Energy                                                                    3.57
Financials                                                                8.03
Health Care                                                              21.29
Industrials                                                              12.37
Information Technology                                                   24.79
Materials                                                                 4.36
Telecommunication Services                                                1.49
Utilities                                                                 1.59
Short-term Investments                                                   12.20

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $10,220,592)
including $922,726 of securities loaned                           $11,092,620
Cash                                                                      192
Receivable for investments sold                                         2,871
Dividends receivable                                                    3,835
Receivable from affiliates                                              9,457
Other assets                                                              469

Total assets                                                       11,109,444

Liabilities
Payable for shares repurchased                                         31,888
Payable upon return of securities loaned                              943,928
Payable to affiliates
Management fees                                                         6,320
Distribution and service fees                                             915
Other                                                                   3,229
Other payables and accrued expenses                                    24,692

Total liabilities                                                   1,010,972

Net assets
Capital paid-in                                                    10,023,320
Accumulated net realized loss on investments                         (796,748)
Net unrealized appreciation of investments                            872,028
Accumulated net investment loss                                          (128)

Net assets                                                        $10,098,472

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($4,760,270 [DIV] 600,913 shares)                               $7.92
Class B ($3,431,737 [DIV] 441,596 shares)                               $7.77
Class C ($1,906,465 [DIV] 245,381 shares)                               $7.77

Maximum offering price per share
Class A 1 ($7.92 [DIV] 95%)                                             $8.34

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $210)                  $50,102
Securities lending                                                      7,357
Interest                                                                3,952

Total investment income                                                61,411

Expenses
Investment management fees                                             66,610
Class A distribution and service fees                                  12,362
Class B distribution and service fees                                  31,655
Class C distribution and service fees                                  14,648
Transfer agent fees                                                    35,879
Registration and filing fees                                           43,389
Custodian fees                                                         16,512
Printing                                                               14,314
Professional fees                                                      11,640
Miscellaneous                                                           4,682
Accounting and legal services fees                                      2,387
Trustees' fees                                                            387
Securities lending fees                                                   279

Total expenses                                                        254,744
Less expense reductions                                               (98,385)

Net expenses                                                          156,359

Net investment loss                                                   (94,948)

Realized and unrealized gain

Net realized gain on investments                                      600,300

Change in net unrealized appreciation (depreciation)
of investments                                                         70,281

Net realized and unrealized gain                                      670,581

Increase in net assets from operations                               $575,633

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.
                                                   Year          Year
                                                  ended         ended
                                               10-31-03      10-31-04
Increase (decrease) in net assets
From operations

Net investment loss                            ($40,479)     ($94,948)

Net realized gain (loss)                        (37,794)      600,300
Change in net unrealized
appreciation (depreciation)                   1,248,317        70,281

Increase in net assets
resulting from operations                     1,170,044       575,633

From Fund share transactions                  2,373,728     2,367,686

Net assets
Beginning of period                           3,611,381     7,155,153

End of period 1                              $7,155,153   $10,098,472

1 Includes accumulated net investment loss of $91 and $128, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                        10-31-01 1,2   10-31-02 2  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                   $10.00          $6.78       $5.71       $7.33
Net investment loss 3                                  (0.05)         (0.06)      (0.03)      (0.05)
Net realized and unrealized
gain (loss) on investments                             (3.17)         (0.91)       1.65        0.64
Total from
investment operations                                  (3.22)         (0.97)       1.62        0.59
Less distributions
From net investment income                                --          (0.10)         --          --
Net asset value, end of period                         $6.78          $5.71       $7.33       $7.92
Total return 4,5 (%)                                  (32.20) 6      (14.24)      28.37        8.05

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $2             $2          $3          $5
Ratio of expenses
to average net assets (%)                               1.40 7         1.40        1.40        1.40
Ratio of adjusted expenses
to average net assets 8 (%)                             6.03 7         4.05        3.29        2.51
Ratio of net investment loss
to average net assets (%)                              (0.80) 7       (0.96)      (0.55)      (0.71)
Portfolio turnover (%)                                   106            103          66          64

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                        10-31-01 1,2   10-31-02 2  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                   $10.00          $6.74       $5.68       $7.24
Net investment loss 3                                  (0.10)         (0.11)      (0.08)      (0.10)
Net realized and unrealized
gain (loss) on investments                             (3.16)         (0.89)       1.64        0.63
Total from
investment operations                                  (3.26)         (1.00)       1.56        0.53
Less distributions
From net investment income                                --          (0.06)         --          --
Net asset value, end of period                         $6.74          $5.68       $7.24       $7.77
Total return 4,5 (%)                                  (32.60) 6      (14.80)      27.46        7.32

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $1             $1          $3          $3
Ratio of expenses
to average net assets (%)                               2.10 7         2.10        2.10        2.06
Ratio of adjusted expenses
to average net assets 8 (%)                             6.73 7         4.75        3.99        3.17
Ratio of net investment loss
to average net assets (%)                              (1.57) 7       (1.66)      (1.27)      (1.37)
Portfolio turnover (%)                                   106            103          66          64

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                        10-31-01 1,2   10-31-02 2  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                   $10.00          $6.74       $5.68       $7.24
Net investment loss 3                                  (0.10)         (0.11)      (0.08)      (0.11)
Net realized and unrealized
gain (loss) on investments                             (3.16)         (0.89)       1.64        0.64
Total from
investment operations                                  (3.26)         (1.00)       1.56        0.53
Less distributions
From net investment income                                --          (0.06)         --          --
Net asset value, end of period                         $6.74          $5.68       $7.24       $7.77
Total return 4,5 (%)                                  (32.60) 6      (14.79)      27.46        7.32

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $1             $1          $1          $2
Ratio of expenses
to average net assets (%)                               2.10 7         2.09        2.10        2.10
Ratio of adjusted expenses
to average net assets 8 (%)                             6.72 7         4.74        3.99        3.21
Ratio of net investment loss
to average net assets (%)                              (1.56) 7       (1.65)      (1.26)      (1.39)
Portfolio turnover (%)                                   106            103          66          64

1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Audited by previous auditor.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.

NOTE A
Accounting policies

John Hancock Multi Cap Growth (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains

(losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $922,726 collateralized by cash in the amount of $943,928. The cash collateral was invested in a short-term instrument. Securi ties lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $789,554 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 -- $741,565 and October 31, 2011 -- $47,989.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.
Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's total expenses, excluding distribution and service fees, to 1.10% of the Fund's average daily net asset value, on an annual basis, at least until February 28, 2005. Accordingly, the expense reductions related to the Fund's total expense limitation amounted to $95,011 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $16,574 with regard to sales of Class A shares. Of this amount, $2,583 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,022 was paid as sales commissions to unrelated broker-dealers and $2,969 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $8,470 with regard to sales of Class C shares. Of this amount, $8,460 was paid as sales commissions to unrelated broker-dealers and $10 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $7,052 for Class B shares and $599 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class A, Class B and Class C average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $3,374 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $2,387. The Fund also paid the Adviser the amount of $742 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their re ceipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 10-31-03         Period ended 10-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                         208,273      $1,346,748       234,676      $1,813,625
Repurchased                  (68,960)       (410,555)     (107,535)       (827,294)
Net increase                 139,313        $936,193       127,141        $986,331

Class B shares
Sold                         254,388      $1,673,164       259,856      $1,965,170
Repurchased                  (70,024)       (409,263)     (175,744)     (1,324,661)
Net increase                 184,364      $1,263,901        84,112        $640,509

Class C shares
Sold                          55,343        $347,173       144,511      $1,123,354
Repurchased                  (31,221)       (173,539)      (50,094)       (382,508)
Net increase                  24,122        $173,634        94,417        $740,846

Net increase                 347,799      $2,373,728       305,670      $2,367,686


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $7,538,047 and $5,484,869, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $10,227,786. Gross unrealized appreciation and depreciation of investments aggregated $1,337,762 and $472,928, respectively, resulting in net unrealized appreciation of $864,834. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $9, a decrease in accumulated net investment loss of $94,911 and a decrease in capital paid-in of $94,920. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating loss and deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Series Trust and
Shareholders of John Hancock Multi Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Multi Cap Growth Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003 and the financial highlights for each of the years in the four-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 2002, were audited by other auditors whose report dated December 13, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2000                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2000                28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2000                28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


29


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               2000                28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2000                28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               2000                28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2000                28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                2000                28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


30


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                       Express mail:
          John Hancock                        John Hancock
          Signature Services, Inc.            Signature Services, Inc.
          1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
          Boston, MA 02217-1000               529 Main Street
                                              Charlestown, MA 02129

Phone     Customer service representatives    1-800-225-5291
          24-hour automated information       1-800-338-8080
          TDD line                            1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Multi Cap Growth Fund.


1000A  10/04
       12/04

JOHN HANCOCK
Small Cap
Growth Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 16

Trustees & officers
page 31

For more information
page 37


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80% of its
assets in stocks of
small-capitalization
companies (in the
capitalization range
of the Russell 2000
Growth Index).

Over the last twelve months

* Stocks gained ground as corporate profit growth surged, but small-cap growth stocks trailed the overall market.

* The Fund emphasized stocks poised to benefit from a stronger economy.

* Stock selection in the information technology and health care sectors contributed favorably to Fund performance, while consumer stocks detracted from results.

[Bar chart with heading "John Hancock Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.08% total return for Class A. The second bar represents the 6.21% total return for Class B. The third bar represents the 6.35% total return for Class C. The fourth bar represents the 7.73% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.3%   Tekelec
 2.3%   Crown Holdings, Inc.
 2.2%   Hyperion Solutions Corp.
 2.2%   Affiliated Managers Group, Inc.
 2.1%   UTI Worldwide, Inc.
 2.1%   Medicines Co. (The)
 2.0%   East-West Bancorp., Inc.
 1.9%   Airgas, Inc.
 1.9%   Digital Insight Corp.
 1.8%   Cost Plus, Inc.

As a percentage of net assets on October 31, 2004.

BY ANURAG PANDIT, CFA AND THOMAS P. NORTON, CFA,
PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Small Cap Growth Fund

U.S. stocks rallied during the 12 months ended October 31, 2004, with the broad stock market gaining 9.42%, as measured by the Standard & Poor's 500 Index. Most of the positive performance in the stock market occurred during the first half of the period, when a strengthening economic recovery powered a sharp increase in corporate profit growth. In fact, the second quarter of 2004 marked the fourth straight quarter that the companies in the S&P 500 Index posted earnings growth of 20% or better as a group.

Although earnings growth remained strong, stock market performance was more muted during the last six months of the period. A litany of concerns -- moderating economic growth, a sharp rise in the price of oil and other commodities, the presidential election, terrorism and rising interest rates -- combined to keep the market's upward momentum in check.

"U.S. stocks rallied during
 the 12 months ended
 October 31, 2004..."

Smaller-cap stocks were among the market's leaders, but growth shares lagged well behind value-oriented issues. As a result, small-cap growth stocks trailed the broader stock market -- the Russell 2000 Growth Index returned 5.53%.

Fund performance

For the year ended October 31, 2004, John Hancock Small Cap Growth Fund's Class A, Class B, Class C and Class I shares posted total returns of 7.08%, 6.21%, 6.35% and 7.73%, respectively, at net asset value. These results outpaced the 2.52% return of the average small-cap growth fund, according to Lipper, Inc.,1 and the 5.53% return of the Russell 2000 Growth Index. Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Anarag Pandit and Thomas Norton flush right next to first paragraph.]

Our primary strategy during the period was to position the portfolio for stronger economic conditions. Consequently, the Fund was overweight cyclical segments of the market -- such as information technology, energy and consumer discretionary -- and underweight financial stocks. In general, our sector allocation detracted slightly from performance during the period. However, successful stock selection in several key areas of the portfolio helped the Fund outperform both its Lipper peer group average and the Russell 2000 Growth Index.

Stock picking boosts technology holdings

The Fund's largest sector weighting was information technology, which comprised approximately a third of the portfolio over the past year. Stock selection provided a strong lift to this segment of the portfolio -- the Fund's technology stocks gained about 5% as a group, while the tech sector of the Russell 2000 Growth Index posted a double-digit decline.

The technology portion of the portfolio benefited from an emphasis on software companies, which stood to gain the most from a rebound in corporate spending on technology, and limited exposure to semiconductor stocks. The top technology contributor was Autodesk, which makes drafting and design software. The company successfully introduced product upgrades and increased prices, which boosted revenues and profit margins. We sold the stock during the period because its market capitalization had grown too large for our small-cap portfolio.

"...successful stock selection in
 several key areas of the portfolio
 helped the Fund outperform..."

Other solid performance contributors included Artisan Compo nents, a computer chip designer, and Tekelec, which makes telecommunication-networking products. Artisan was acquired by a competitor at a sizable premium, while Tekelec consistently surpassed earnings expectations.

Financials and health care perform well

Stock selection also proved valuable in the financial and health care sectors of the portfolio. Although the portfolio was under weight financial stocks, our stock picks more than made up for the lower weighting. The top performer in this segment was East-West

Bancorp, a California-based commercial bank that focuses on the Chinese-American community. The company produced excellent earnings growth and gained more than 60% during the period.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Information technology 24%, the second is Health care 23%, the third is Industrials 19%, the fourth is Consumer discretionary 12%, and the fifth is Financials 8%.]

The top three contributors to overall portfolio performance were health care stocks, which made up the second-biggest sector in the portfolio. The best performer was OSI Pharmaceuticals, which surged by 140% after announcing that Tarceva, a cancer drug the company developed, improved lung cancer survival rates in clinical trials. Another biotechnology company, Atherogenics, rose sharply after a successful clinical trial for a drug that reduces plaque in arteries.

Unfortunately, the biggest detractor from portfolio performance was also a health care holding. Xoma, a biotechnology concern that develops drugs to treat immunologic cancer and infectious diseases, plummeted after one of its most promising drugs failed to show conclusive results in a clinical trial. We sold the stock in the wake of this news.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

Consumer stocks lag

Consumer stocks were the only segment of the portfolio to decline over the past year. In contrast, the consumer-oriented sectors of the Russell 2000 Growth Index posted positive results. The underperformance of the portfolio's consumer sector was the result of stock-specific issues that negatively impacted several portfolio holdings.

Multimedia Games, which makes electronic gaming machines, was the most significant detractor from performance among consumer stocks. Delays in the deployment of gaming machines at several facilities forced the company to lower revenue and earnings projections, leading to a 40% decline in the stock.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Gen-Probe followed by an up arrow with the phrase "Strong demand for diagnostic products boosts profits." The second listing is Aeropostale followed by an up arrow with the phrase, "Healthy apparel sales growth and improved profit margins." The third listing is LeapFrog Enterprises followed by a down arrow with the phrase "Educational toy maker saw profits decline in a competitive environment."]

Another disappointing performer was mattress maker Select Comfort. The company lowered earnings expectations amid disappointing revenues and reports of a mold problem inside their mattresses.

Outlook

On balance, our outlook for the stock market is generally positive. Low interest rates and strong profit growth have made stock valuations more compelling. In addition, corporate balance sheets are very strong; many businesses are flush with cash.

Nonetheless, the stock market faces some headwinds going forward. Although the recovery is alive and well, the economy is growing at a slower pace than it was earlier in the year. High oil prices are likely to dampen consumer spending and eat into corporate profit margins. Earnings growth rates have also started to decline, especially as year-over-year comparisons get more difficult. We currently do not favor any particular sector or industry, but we see many opportunities among individual stocks and will look to take advantage of these on a company-by-company basis.

" On balance, our outlook for the
  stock market is generally positive."


This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                8-22-91     10-26-87       6-1-98      12-7-99

Average annual returns with maximum sales charge (POP)
One year                         1.77%        1.21%        5.35%        7.73%
Five years                      -4.11        -4.19        -3.82           --
Ten years                        7.29         7.19           --           --
Since inception                    --           --         1.46        -6.24

Cumulative total returns with maximum sales charge (POP)
One year                         1.77         1.21         5.35         7.73
Five years                     -18.95       -19.26       -17.71           --
Ten years                      102.11       100.28           --           --
Since inception                    --           --         9.78       -27.10

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                      Russell
             Cum Value    Cum Value      Russell         2000
               of $10K      of $10K         2000       Growth
Plot Date     (No Load)     (w/Load)       Index        Index

10-31-94       $10,000       $9,500      $10,000      $10,000
11-30-94         9,579        9,100        9,596        9,595
4-30-95         10,753       10,216       10,538       10,518
10-31-95        13,456       12,784       11,836       12,060
4-30-96         15,645       14,864       14,017       14,657
10-31-96        15,242       14,481       13,803       13,668
4-30-97         14,269       13,556       14,026       12,670
10-31-97        18,802       17,862       17,853       16,559
4-30-98         20,217       19,207       19,970       18,208
10-31-98        16,143       15,337       15,735       13,935
4-30-99         21,557       20,480       18,121       17,522
10-31-99        24,927       23,682       18,076       18,017
4-30-00         32,724       31,089       21,459       23,023
10-31-00        30,332       28,817       21,221       20,928
4-30-01         23,858       22,667       20,846       17,298
10-31-01        19,705       18,721       18,527       14,335
4-30-02         20,905       19,861       22,237       15,827
10-31-02        15,644       14,863       16,385       11,244
4-30-03         15,806       15,016       17,622       12,104
10-31-03        19,867       18,874       23,488       16,476
4-30-04         20,305       19,291       25,024       17,138
10-31-04        21,274       20,211       26,241       17,388

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Russell 2000 Index and is equal to $26,241 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $21,274 as of October 31, 2004. The third line represents the same value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $20,211 as of October 31, 2004. The fourth line represents the Russell 2000 Growth Index and is equal to $17,388 as of October 31, 2004.]

                                   Class B 1     Class C 1   Class I 2
Period beginning                  10-31-94        6-1-98     12-7-99
Small Cap Growth Fund              $20,028       $10,978      $7,290
Index 1                             26,241        14,056      13,355
Index 2                             17,388        10,487       8,326

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Index -- Index 1 -- is an unmanaged index composed of 2,000 U.S. small- capitalization stocks.

Russell 2000 Growth Index -- Index 2 -- is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                  $1,047.70                 $7.51
Class B                                   1,044.20                 11.35
Class C                                   1,044.20                 11.35
Class I                                   1,051.00                  4.75


Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                  $1,017.81                 $7.40
Class B                                   1,014.06                 11.15
Class C                                   1,014.03                 11.18
Class I                                   1,020.50                  4.68

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.46%, 2.21%, 2.21% and 0.92% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                        Shares           Value
Common stocks 97.37%                                                                                    $764,614,129
(Cost $638,750,289)

Aerospace & Defense 1.07%                                                                                  8,433,422
Engineered Support Systems, Inc.                                                             175,550       8,433,422

Air Freight & Logistics 1.77%                                                                             13,909,285
Forward Air Corp. (I)                                                                        337,850      13,909,285

Airlines 0.88%                                                                                             6,937,140
AirTran Holdings, Inc. (I)                                                                   597,000       6,937,140

Apparel Retail 1.49%                                                                                      11,705,839
Aeropostale, Inc. (I)                                                                        371,025      11,705,839

Application Software 3.62%                                                                                28,438,019
ANSYS, Inc. (I)                                                                              268,900       7,421,640
FactSet Research Systems, Inc.                                                                23,250       1,158,780
Hyperion Solutions Corp. (I)                                                                 429,500      17,235,835
Kronos, Inc. (I)                                                                              23,800       1,167,390
Manhattan Associates, Inc. (I)                                                                28,800         592,416
Tradestation Group, Inc. (I)                                                                 139,250         861,958

Auto Parts & Equipment 0.00%                                                                     742
BorgWarner, Inc.                                                                                  16             742

Biotechnology 4.77%                                                                                       37,480,251
Applera Corp.-Celera Genomics Group (I)                                                      574,600       7,366,372
AtheroGenics, Inc. (I)(L)                                                                    441,700      13,224,498
Ciphergen Biosystems, Inc. (I)                                                               428,750       1,577,800
Cotherix, Inc. (I)                                                                           377,620       2,265,720
Eyetech Pharmaceuticals, Inc. (I)(L)                                                           7,130         302,597
NPS Pharmaceuticals, Inc. (I)                                                                334,450       5,712,406
ZymoGenetics, Inc. (I)                                                                       372,200       7,030,858


See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                        Shares           Value
Communications Equipment 2.28%                                                                           $17,924,928
McDATA Corp. (Class A) (I)                                                                   707,700       4,444,356
SeaChange International, Inc. (I)                                                            146,650       2,498,916
Verint Systems, Inc. (I)                                                                     282,450      10,981,656

Computer Storage & Peripherals 0.26%                                                                       2,047,108
Synaptics, Inc. (I)                                                                           64,700       2,047,108

Construction and Engineering 0.12%                                                           940,880
Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherlands)                                    30,400         940,880

Diversified Commercial Services 3.59%                                                                     28,216,099
Corrections Corp. of America (I)                                                             293,150      10,186,962
Labor Ready, Inc. (I)                                                                        337,450       4,842,408
Sotheby's, Holding, Inc. (Class A) (I)                                                       705,550      13,186,729

Electrical Components & Equipment 1.58%                                                                   12,434,730
Artisan Components, Inc. (I)                                                                 384,500      12,434,730

Electronic Equipment Manufacturers 2.77%                                                                  21,774,131
Daktronics, Inc. (I)                                                                          33,640         830,235
Itron, Inc. (I)                                                                              425,800       8,916,252
Microsemi Corp. (I)                                                                          680,900      10,581,186
RadiSys Corp. (I)                                                                            108,920       1,446,458

Electronic Manufacturing Services 1.12%                                                                    8,805,678
Trimble Navigation Ltd. (I)                                                                  306,925       8,805,678

Environmental Services 2.66%                                                                              20,880,080
Stericycle, Inc. (I)                                                                         194,550       8,818,952
Waste Connections, Inc. (I)                                                                  382,650      12,061,128

Health Care Equipment 6.62%                                                                               51,971,248
American Medical Systems Holdings, Inc. (I)                                                  240,100       8,907,710
Caliper Life Sciences, Inc. (I)(W)                                                         1,562,707      10,938,949
Integra LifeSciences Holdings (I)                                                            172,850       5,545,028
VISX, Inc. (I)                                                                               514,300       8,578,524
Wright Medical Group, Inc. (I)                                                               477,550      12,335,117
Zoll Medical Corp. (I)                                                                       177,060       5,665,920

Health Care Facilities 0.23%                                                                               1,793,600
VCA Antech, Inc. (I)                                                                          80,000       1,793,600

Health Care Services 3.41%                                                                                26,733,532
Advisory Board Co. (The) (I)                                                                 201,350       6,559,983
Allscripts Healthcare Solutions, Inc. (I)(L)                                               1,060,600       9,858,277
Digene Corp. (I)                                                                             410,150      10,315,272


See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                        Shares           Value
Highways & Railtracks 2.11%                                                                              $16,581,500
UTI Worldwide, Inc. (British Virgin Islands)                                                 255,100      16,581,500

Industrial Gases 1.87%                                                                                    14,645,610
Airgas, Inc.                                                                                 595,350      14,645,610

Industrial Machinery 3.72%                                                                                29,206,828
CLACOR, Inc. (I)                                                                             237,650      11,716,145
ESCO Technologies, Inc.                                                                      146,150      10,201,270
Nordson Corp.                                                                                208,150       7,289,413

Internet Software & Services 5.79%                                                                        45,483,307
@Road, Inc. (I)                                                                              148,438         935,159
Digital Insight Corp. (I)                                                                    933,300      14,615,478
Epicor Software Corp. (I)                                                                     61,700         948,329
eResearch Technology, Inc. (I)                                                               337,837       3,949,315
F5 Networks, Inc. (I)                                                                        255,872      10,222,086
Informatica Corp. (I)                                                                        833,950       6,513,150
SonicWall, Inc. (I)                                                                          872,900       4,364,500
Websense, Inc. (I)                                                                            97,000       3,935,290

Investment Banking & Brokerage 2.34%                                                                      18,317,366
Affiliated Managers Group, Inc. (I)                                                          304,500      17,003,280
Piper Jaffray Cos., Inc. (I)                                                                  30,050       1,314,086

Leisure Facilities 0.91%                                                                                   7,115,314
Shuffle Master, Inc. (I)(L)                                                                  169,050       7,115,314

Leisure Products 3.34%                                                                                    26,242,584
Jarden Corp. (I)                                                                             354,700      12,457,064
LeapFrog Enterprises, Inc. (I)(L)                                                            392,600       4,789,720
Multimedia Games, Inc. (I)(L)                                                                681,500       8,995,800

Metal & Glass Containers 2.25%                                                                            17,641,305
Crown Holdings, Inc. (I)                                                                   1,554,300      17,641,305

Movies & Entertainment 0.56%                                                                               4,395,677
Imax Corp. (Canada) (I)                                                                      677,300       4,395,677

Multi-Media 1.15%                                                                                          9,052,875
Cumulus Media, Inc. (Class A) (I)                                                            557,100       9,052,875

Oil & Gas Drilling 4.49%                                                                                  35,242,744
Atwood Oceanics, Inc. (I)                                                                    148,650       7,127,767
Remington Oil & Gas Corp. (I)                                                                356,850       9,078,264
Unit Corp. (I)                                                                               257,250       9,541,403
W-H Energy Services, Inc. (I)                                                                466,600       9,495,310


See notes to
financial statements.


12


FINANCIAL STATEMENTS


Issuer                                                                                        Shares           Value
Oil & Gas Equipment & Services 1.19%                                                                      $9,374,269
Hydril Co. (I)                                                                               213,100       9,374,269

Oil & Gas Exploration & Production 1.25%                                                                   9,796,000
Denbury Resources, Inc. (I)                                                                  395,000       9,796,000

Pharmaceuticals 7.62%                                                                                     59,873,142
Atrix Laboratories, Inc. (I)                                                                 235,000       7,280,300
Impax Laboratories, Inc. (I)                                                                 490,550       7,240,518
K-V Pharmaceutical Co. (Class A) (I)                                                         267,550       5,329,596
Medicines Co. (The) (I)                                                                      616,180      16,415,035
Nuvelo, Inc. (I)                                                                             979,350       8,990,433
Rigel Pharmaceuticals, Inc. (I)                                                              375,500       9,012,000
Salix Pharmaceuticals, Ltd. (I)                                                              196,850       3,155,506
Taro Pharmaceutical Industries Ltd. (Israel) (I)(L)                                           92,200       2,449,754

Photographic Products 0.76%                                                                                5,924,464
Lexar Media, Inc. (I)(L)                                                                     876,400       5,924,464

Regional Banks 5.79%                                                                                      45,439,262
EastWest Bancorp., Inc.                                                                      389,400      15,591,576
F.N.B. Corp.                                                                                 249,375       5,119,669
First National Bankshares of Florida                                                         256,856       6,341,775
Southwest Bancorp. of Texas, Inc. (I)                                                        420,300       9,851,832
Texas Regional Bancshares, Inc. (Class A)                                                    267,285       8,534,410

Restaurants 1.80%                                                                                         14,139,605
Panera Bread Co. (I)(L)                                                                      385,950      13,481,233
Texas Roadhouse, Inc. (I)                                                                     28,600         658,372

Semiconductor Equipment 1.53%                                                                             12,033,669
Advanced Energy Industries, Inc. (I)                                                          43,700         430,882
FEI Co. (I)                                                                                  306,700       5,937,712
LTX Corp. (I)                                                                                871,550       5,665,075

Semiconductors 1.40%                                                                                      11,017,751
Power Integrations, Inc. (I)                                                                 278,100       5,951,340
Skyworks Solutions, Inc. (I)                                                                 569,900       5,066,411

Specialty Stores 2.43%                                                                                    19,067,654
Cost Plus, Inc. (I)                                                                          438,900      14,176,470
Select Comfort Corp. (I)                                                                     285,700       4,891,184


See notes to
financial statements.


13


FINANCIAL STATEMENTS


Issuer                                                                                        Shares           Value
Systems Software 2.30%                                                                                   $18,055,992
Macrovision Corp. (I)                                                                        383,500      10,369,840
MAGMA Design Automation, Inc. (I)                                                             35,550         461,084
Progress Software Corp. (I)                                                                  363,800       7,225,068

Technology Distributors 1.76%                                                                             13,831,806
Applied Films Corp. (I)                                                                       39,780         922,498
ScanSource, Inc. (I)                                                                         208,450      12,909,308

Telecommunications Equipment 2.77%                                                                        21,708,693
Openwave Systems, Inc. (I)                                                                   307,420       3,618,333
Tekelec (I)                                                                                  810,500      18,090,360


                                                                               Interest    Par value
Issuer, description, maturity date                                             rate            (000)           Value
Short-term investments 8.15%                                                                             $63,947,572
(Cost $63,947,572)

Joint Repurchase Agreement 2.53%                                                                          19,825,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due 08-15-19, U.S.
Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.375% thru 3.625% due 04-15-28
thru 04-15-32, and U.S. Treasury Inflation Indexed Notes
3.375% thru 3.875% due 01-15-09 thru 01-15-12)                                 1.770%        $19,825      19,825,000


                                                                                              Shares
Cash Equivalents 5.62%                                                                                    44,122,572
AIM Cash Investment Trust (T)                                                             44,122,572      44,122,572

Total investments 105.52%                                                                               $828,561,701

Other assets and liabilities, net (5.52%)                                                               ($43,314,030)

Total net assets 100.00%                                                                                $785,247,671


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.


Sector distribution            Value as a percentage of Fund's net aseets
-------------------------------------------------------------------------
Consumer Discretionary                                             12.43%
Energy                                                              6.93
Financials                                                          8.11
Health Care                                                        22.64
Industrials                                                        18.87
Information Technology                                             24.27
Materials                                                           4.12
Short-term Investments                                              8.15


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


Assets
Investments at value including $42,879,575
of securities loaned
Unaffiliated issuers (cost $694,304,800)                         $817,622,752
Affiliated issuers (cost $8,393,061)                               10,938,949
Cash                                                                      290
Receivable for investments sold                                     2,469,495
Receivable for shares sold                                             11,079
Dividends and interest receivable                                      40,376
Other assets                                                          273,142

Total assets                                                      831,356,083

Liabilities
Payable for investments purchased                                      50,436
Payable for shares repurchased                                        634,044
Payable upon return of securities loaned                           44,122,572
Payable to affiliates
Management fees                                                       491,559
Distribution and service fees                                          42,024
Other                                                                 424,645
Other payables and accrued expenses                                   343,132

Total liabilities                                                  46,108,412

Net assets
Capital paid-in                                                 1,023,756,575
Accumulated net realized loss on investments                     (364,244,030)
Net unrealized appreciation of investments                        125,863,840
Accumulated net investment loss                                      (128,714)

Net assets                                                       $785,247,671

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($503,507,841 [DIV] 54,609,519 shares)                          $9.22
Class B ($165,192,286 [DIV] 20,550,099 shares)                          $8.04
Class C ($18,206,867 [DIV] 2,265,835 shares)                            $8.04
Class I ($98,340,677 [DIV] 10,372,567 shares)                           $9.48

Maximum offering price per share
Class A 1 ($9.22 [DIV] 95%)                                             $9.71


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.


Investment income
Dividends (net of foreign withholding taxes of $486)               $1,666,369
Securities lending                                                    758,721
Interest                                                              187,961

Total investment income                                             2,613,051

Expenses
Investment management fees                                          6,181,518
Class A distribution and service fees                               1,247,316
Class B distribution and service fees                               2,078,672
Class C distribution and service fees                                 204,336
Class A, B and C transfer agent fees                                3,227,865
Class I transfer agent fees                                            48,488
Accounting and legal services fees                                    223,936
Printing                                                              153,411
Miscellaneous                                                         135,687
Custodian fees                                                        126,558
Registration and filing fees                                           60,529
Professional fees                                                      57,176
Trustees' fees                                                         41,015
Securities lending fees                                                22,086
Interest                                                                1,285

Total expenses                                                     13,809,878
Less expense reductions                                              (272,149)

Net expenses                                                       13,537,729

Net investment loss                                               (10,924,678)

Realized and unrealized gain (loss)
Net realized gain on investments                                  115,474,850
Change in net unrealized appreciation (depreciation)
of investments                                                    (51,064,778)

Net realized and unrealized gain                                   64,410,072

Increase in net assets from operations                            $53,485,394


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.


                                                           Year          Year
                                                          ended         ended
                                                       10-31-03      10-31-04

Increase (decrease) in net assets
From operations

Net investment loss                                ($12,414,464) ($10,924,678)
Net realized gain                                     1,999,167   115,474,850
Change in net unrealized
appreciation (depreciation)                         200,534,762   (51,064,778)

Increase in net assets
resulting from operations                           190,119,465    53,485,394
From Fund share transactions                       (221,754,034) (127,652,291)

Net assets
Beginning of period                                 891,049,137   859,414,568

End of period 1                                    $859,414,568  $785,247,671


1 Includes accumulated net investment loss of $122,139 and $128,714, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $12.65      $13.70       $8.54       $6.78       $8.61
Net investment loss 2                                    (0.14)      (0.09)      (0.09)      (0.10)      (0.11)
Net realized and unrealized
gain (loss) on investments                                2.70       (4.51)      (1.67)       1.93        0.72
Total from
investment operations                                     2.56       (4.60)      (1.76)       1.83        0.61
Less distributions
From net realized gain                                   (1.51)      (0.56)         --          --          --
Net asset value, end of period                          $13.70       $8.54       $6.78       $8.61       $9.22
Total return 3 (%)                                       21.69      (35.04)     (20.61)      26.99        7.08 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                           $1,000        $684        $553        $498        $504
Ratio of expenses
to average net assets (%)                                 1.28        1.41        1.50        1.69        1.51
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --          --          --        1.55
Ratio of net investment loss
to average net assets (%)                                (0.88)      (1.10)      (1.10)      (1.36)      (1.19)
Portfolio turnover (%)                                     104 6        64          64         109          58



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $11.64      $12.38       $7.62       $6.00       $7.57
Net investment loss 2                                    (0.23)      (0.15)      (0.14)      (0.13)      (0.15)
Net realized and unrealized
gain (loss) on investments                                2.48       (4.05)      (1.48)       1.70        0.62
Total from
investment operations                                     2.25       (4.20)      (1.62)       1.57        0.47
Less distributions
From net realized gain                                   (1.51)      (0.56)         --          --          --
Net asset value, end of period                          $12.38       $7.62       $6.00       $7.57       $8.04
Total return 3 (%)                                       20.79      (35.37)     (21.26)      26.17        6.21 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $949        $457        $261        $251        $165
Ratio of expenses
to average net assets (%)                                 2.03        2.16        2.25        2.44        2.26
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --          --          --        2.30
Ratio of net investment loss
to average net assets (%)                                (1.62)      (1.59)      (1.85)      (2.11)      (1.94)
Portfolio turnover (%)                                     104 6        82          64         109          58



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $11.62      $12.36       $7.61       $6.00       $7.56
Net investment loss 2                                    (0.22)      (0.15)      (0.14)      (0.13)      (0.15)
Net realized and unrealized
gain (loss) on investments                                2.47       (4.04)      (1.47)       1.69        0.63
Total from
investment operations                                     2.25       (4.19)      (1.61)       1.56        0.48
Less distributions
From net realized gain                                   (1.51)      (0.56)         --          --          --
Net asset value, end of period                          $12.36       $7.61       $6.00       $7.56       $8.04
Total return 3 (%)                                       20.83      (35.54)     (21.16)      26.00        6.35 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $33         $24         $23         $23         $18
Ratio of expenses
to average net assets (%)                                 2.02        2.16        2.25        2.44        2.26
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --          --          --        2.30
Ratio of net investment loss
to average net assets (%)                                (1.62)      (1.59)      (1.85)      (2.11)      (1.94)
Portfolio turnover (%)                                     104 6        82          64         109          58



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $13.55      $13.75       $8.62       $6.88       $8.80
Net investment loss 2                                    (0.07)      (0.03)      (0.05)      (0.05)      (0.05)
Net realized and unrealized
gain (loss) on investments                                0.27       (4.54)      (1.69)       1.97        0.73
Total from
investment operations                                     0.20       (4.57)      (1.74)       1.92        0.68
Less distributions
From net realized gain                                      --       (0.56)         --          --          --
Net asset value, end of period                          $13.75       $8.62       $6.88       $8.80       $9.48
Total return 3 (%)                                        1.48      (34.68)     (20.19)      27.91        7.73

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $17         $63         $54         $87         $98
Ratio of expenses
to average net assets (%)                                 0.86        0.87        0.95        0.95        0.90
Ratio of net investment loss
to average net assets (%)                                (0.47)      (0.31)      (0.55)      (0.62)      (0.59)
Portfolio turnover (%)                                     104 6        82          64         109          58


1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the period shown.

6 Excludes merger activity.


See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. Investments in AIM Cash Invest ment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $42,879,575 collateralized by cash in the amount of $44,122,572. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable in come that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $363,386,685 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $332,423, October 31, 2009 -- $109,362,353 and October 31, 2010 -- $253,691,909. Availability of
a certain amount of loss carryforward, which was acquired on September 26, 2003 in a merger, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Con duct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $224,138 with regard to sales of Class A shares. Of this amount, $28,530 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $134,767 was paid as sales commissions to unrelated broker-dealers and $60,841 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $3,971 with regard to sales of Class C shares. Of this amount, $3,830 was paid as sales commissions to unrelated broker-dealers and $141 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $355,102 for Class B shares and $4,268 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $272,149 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $223,936. The Fund also paid the Adviser the amount of $1,910 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 10-31-03                     Year ended 10-31-04
                           Shares             Amount              Shares              Amount
Class A shares
Sold                   13,861,529       $101,156,160          12,050,490        $106,995,015
Repurchased           (37,497,362)      (266,515,761)        (15,294,127)       (135,532,314)
Net decrease          (23,635,833)     ($165,359,601)         (3,243,637)       ($28,537,299)

Class B shares
Sold                    3,521,022        $22,557,959           3,604,657         $28,025,814
Repurchased           (13,883,677)       (88,812,267)        (16,176,780)       (125,608,976)
Net decrease          (10,362,655)      ($66,254,308)        (12,572,123)       ($97,583,162)

Class C shares
Sold                      703,554         $4,414,544             271,681          $2,109,496
Repurchased            (1,560,139)        (9,551,109)         (1,062,205)         (8,238,156)
Net decrease             (856,585)       ($5,136,565)           (790,524)        ($6,128,660)

Class I shares
Sold                    3,437,726        $24,897,723           3,591,145         $32,904,641
Issued in reorganization  453,087          3,665,651                  --                  --
Repurchased            (1,821,774)       (13,566,934)         (3,148,167)        (28,307,811)
Net increase            2,069,039        $14,996,440             442,978          $4,596,830

Net decrease          (32,786,034)     ($221,754,034)        (16,163,306)      ($127,652,291)


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $471,914,331 and $624,406,046, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $703,555,016. Gross unrealized appreciation and depreciation of investments aggregated $178,441,628 and $53,434,943, respectively, resulting in net unrealized appreciation of $125,006,685. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2004 is set forth below.

                         Beginning     Ending
                             share      share  Realized  Dividend       Ending
Affiliate                   amount     amount      gain    income        value

Caliper Life Sciences, Inc.
bought: 761,100 shares
sold: none                 801,607  1,562,707       $--       $--  $10,938,949

Total                                               $--       $--  $10,938,949

Note F
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $953, a decrease in accumulated net investment loss of $10,918,103 and a decrease in capital paid-in of $10,919,056. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating loss and deferred compensation. The calculation of net investment loss per share in the Fund's Finan cial Highlights exclud es these adjustments.

Note G
Reorganization

On September 24, 2003, the shareholders of John Hancock Focused Small Cap Growth Fund ("Focused Small Cap Growth Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Focused Small Cap Growth Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange 453,087 Class I shares of the Fund for the net asset value of the Small Cap Growth Fund, which amounted to $3,665,651, including $523,408 of unrealized appreciation of investments, after the close of business on September 26, 2003.

Note H
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Series Trust and
Shareholders of John Hancock Small Cap Growth Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Small Cap Growth Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003 and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 2002, were audited by other auditors whose report dated December 11, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited


For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                     Number of
Position(s) held with Fund                                                                  Trustee        John Hancock
Principal occupation(s) and other                                                           of Fund      funds overseen
directorships during past 5 years                                                           since 1          by Trustee
Charles L. Ladner, 2 Born: 1938                                                              1994                    49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                  1994                    28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                            1987                    28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


31




Independent Trustees (continued)

Name, age                                                                                                     Number of
Position(s) held with Fund                                                                  Trustee        John Hancock
Principal occupation(s) and other                                                           of Fund      funds overseen
directorships during past 5 years                                                           since 1          by Trustee
William H. Cunningham, Born: 1944 (continued)                                                1987                    28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                   1998                    28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                                1994                    28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                  1994                    28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                 1994                    28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


32




Non-Independent Trustees 3

Name, age                                                                                                     Number of
Position(s) held with Fund                                                                  Trustee        John Hancock
Principal occupation(s) and other                                                           of Fund      funds overseen
directorships during past 5 years                                                           since 1          by Trustee
James A. Shepherdson, Born: 1952                                                             2004                    49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).




Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                                 since
William H. King, Born: 1952                                                                                        1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                        1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds


Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information --
www.jhfunds.com

View the latest information for your account.
------------------------------------------------

Transfer money from one account to another.
------------------------------------------------

Get current quotes for major market indexes.
------------------------------------------------

Use our online calculators to help you with your
financial goals.
------------------------------------------------

Get up-to-date commentary from John Hancock
Funds investment experts.
------------------------------------------------

Access forms, applications and tax information.
------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone         On the Fund's Web site   On the SEC's Web site

1-800-225-5291   www.jhfunds.com/proxy    www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                     Express mail:
           John Hancock                      John Hancock
           Signature Services, Inc.          Signature Services, Inc.
           1 John Hancock Way, Suite 1000    Mutual Fund Image Operations
           Boston, MA 02217-1000             529 Main Street
                                             Charlestown, MA 02129

Phone      Customer service representatives  1-800-225-5291
           24-hour automated information     1-800-338-8080
           TDD line                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarte r on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Small Cap Growth Fund.

6000A  10/04
       12/04

JOHN HANCOCK
Focused
Equity Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 29

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80% of its
assets in equity
securities of U.S. and
foreign companies
that are primarily
medium-capitaliza-
tion companies in
the capitalization
range of the
Standard & Poor's
Mid Cap 400 Index.
The Fund uses a
focused investment
strategy and will
typically concentrate
its investments in 45
to 65 U.S. and
foreign companies.

Over the last twelve months

* The overall stock market rallied as corporate earnings growth surged; mid-cap stocks outperformed the broader market.

* The Fund emphasized economically sensitive sectors of the market.

* Energy and industrial stocks enhanced Fund performance, while consumer and technology stocks detracted from results.

[Bar chart with heading "John Hancock Focused Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 4% at the top. The first bar represents the 3.00% total return for Class A. The second bar represents the 2.25% total return for Class B.
The third bar represents the 2.25% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.8%   C.H. Robinson Worldwide, Inc.
 2.7%   QLogic Corp.
 2.6%   CACI International, Inc. (Class A)
 2.5%   Eaton Vance Corp.
 2.5%   Chicago Bridge & Iron Co. NV (NY Reg Shares)
 2.5%   Cullen/Frost Bankers, Inc.
 2.4%   Texas Regional Bancshares, Inc. (Class A)
 2.4%   Medicis Pharmaceutical Corp. (Class A)
 2.4%   Nabors Industries Ltd.
 2.4%   L-3 Communications Holdings, Inc.

As a percentage of net assets on October 31, 2004.

BY HENRY E. MEHLMAN, CFA, AND ALAN E. NORTON, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Focused Equity Fund

The U.S. stock market advanced during the 12 months ended October 31, 2004. The main driver of this positive performance was corporate earnings growth, which accelerated as economic conditions improved. However, the market's gains were muted over the last six months of the period by rising oil prices, terrorism concerns, the impending presidential election and doubts about the strength and sustainability of the economic recovery.

For the 12 months, the broad Standard & Poor's 500 Index returned 9.42%. Mid-cap stocks posted even better results -- the Standard & Poor's MidCap 400 Index returned 11.03%. Within the mid-cap segment of the market, value stocks outperformed growth by a wide margin, reflecting the degree of uncertainty in the market.

Fund performance

For the year ended October 31, 2004, John Hancock Focused Equity Fund's Class A, Class B and Class C shares posted total returns of 3.00%, 2.25% and 2.25%, respectively, at net asset value. These results trailed the 5.25% return of the average mid-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.


"The U.S. stock market
 advanced during the 12 months
 ended October 31, 2004."

Portfolio strategy and positioning

Our balanced, disciplined investment strategy did not waver during the past year. We maintained a diversified portfolio of high-quality mid-cap stocks with a blend of slow, medium and fast earnings growth rates. We continued to own companies with strong balance sheets, seasoned management teams, dominant positions in their industries, excellent profit margins and a track record of consistent earnings growth. Another key element of our investment approach is taking advantage of valuation opportunities by paring our

[Photos of Henry Mehlman and Alan Norton flush right next to first paragraph.]

positions in stocks that outperform and increasing our stakes in lagging names.

Throughout the one-year period, we positioned the portfolio to benefit from a strengthening economy. On balance, this approach contributed to the portfolio's underperformance of its Lipper peer group and the S&P MidCap 400 Index. Although strong positions in cyclical sectors such as industrials and energy enhanced results, these positive influences were more than offset by significant weightings and disappointing stock selection in the consumer discretionary and information technology sectors.

Surging industrial and energy stocks

Industrial and energy stocks were among the best contributors to performance during the period. Energy stocks benefited from strong worldwide demand and rising prices for oil and natural gas. Much like selling tools to prospectors during a gold rush, we invested in companies that provide equipment and services to oil exploration and drilling operations. The best performer in the portfolio was National Oilwell, which designs systems and components for oil rigs. BJ Services, a provider of oilfield pumping services, was another top contributor to performance.

Among industrial stocks, transportation companies headed the list of top performers. Expeditors International of Washington, which provides customs brokerage and freight forwarding services, is one of the best-managed companies in the portfolio. Imports from Asia into the U.S., which have skyrocketed in recent years, make up most of Expeditors' business and contributed significantly to the company's strong results. CH Robinson Worldwide, a broker for trucking services, was another solid performer thanks to rising freight volumes and tight capacity.

"Industrial and energy stocks were
 among the best contributors to
 performance during the period."

Consumer stocks mixed but mostly lower

The portfolio's consumer discretionary stocks generally posted disappointing results. In contrast to the solid gains in the consumer discretionary sector of the S&P MidCap 400, the portfolio's consumer discretionary holdings declined as a group.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Industrials 20%, the second is Information technology 20%, the third is Consumer discretionary 18%, the fourth is Financials 14%, and the fifth is Health care 11%.]

LeapFrog Enterprises, which makes educational toys for children, was the biggest detractor from Fund performance during the period. The company has an excellent product line, but it could not overcome a difficult retail toy environment, which is increasingly dominated by Wal-Mart and Target. Pricing pressure and management's lack of execution impacted profit margins and led to lower-than-expected earnings. Jewelry retailer Tiffany and slot-machine maker Alliance Gaming also hampered portfolio performance.

However, one of the best performers in the portfolio also came from the consumer discretionary sector -- Station Casinos. Station owns and operates eight casinos in the Las Vegas area that are located outside the city center. These casinos cater more to local residents, which has been a favorable strategy given the strong population growth in the region. Station also operates a successful tribal casino in California.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 97%, and Short-term investments & other 3%.]

Technology falters

Information technology represented one of the largest overweights in the portfolio during the past year. Technology was one of the only sectors in the mid-cap market to decline, and many of our holdings in this area performed poorly.

The most significant detractor from performance in the technology sector was Emulex, which makes storage network components. The company reported disappointing earnings in mid-2004 because new distribution models implemented by some of its customers

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Texas Regional Bancshares followed by an up arrow with the phrase "Dominant bank in Rio Grande Valley growing by acquisition." The second listing is Steel Dynamics followed by an up arrow with the phrase, "Rising prices and increased shipments boosted profits." The third listing is Taro Pharmaceuticals followed by a down arrow with the phrase "Inventory problems at a major distributor hurt generic drug maker."]

resulted in lower revenues. QLogic, another Fund holding and Emulex's primary competitor, also fell short of earnings expectations. We believe that these were isolated events that did not affect our positive fundamental outlook for the storage industry, and we think these stocks appear attractive at their current valuations.

Outlook

Some of the uncertainty that has clouded the stock market for much of this year has begun to dissipate as we head into 2005. The presidential election is now behind us, oil prices have eased somewhat from record high levels, and the recent resurgence in job growth suggests that the economic recovery is alive and well. We believe that these developments are constructive for stocks in general and should set the stage for growth stocks to outperform in the coming year.

"Given our optimism about the
 resilience of the economic recovery, we
 intend to maintain our exposure to
 economically sensitive stocks."

Given our optimism about the resilience of the economic recovery, we intend to maintain our exposure to economically sensitive stocks. As the recovery matures, we expect high-quality stocks to become the market leaders. We continue to find opportunities in the mid-cap sector, where valuations and growth rates remain attractive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                                           Class A      Class B      Class C
Inception date                             11-1-00      11-1-00      11-1-00

Average annual returns with maximum sales charge (POP)
One year                                     -2.10%       -2.75%        1.25%
Since inception                             -11.27       -11.42       -10.74

Cumulative total returns with maximum sales charge (POP)
One year                                     -2.10        -2.75         1.25
Since inception                             -37.99       -38.40       -36.50

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's MidCap 400 Index.

                                             S&P
             Cum Value    Cum Value       MidCap
               of $10K      of $10K          400
Plot Date     (No Load)     (w/Load)       Index

11-1-00        $10,000       $9,500      $10,000
11-30-00         8,840        8,395        9,245
1-31-01         11,350       10,779       10,174
4-30-01         10,030        9,525        9,860
7-31-01         10,050        9,544        9,900
10-31-01         7,170        6,809        8,755
1-31-02          7,990        7,588        9,843
4-30-02          6,550        6,220       10,509
7-31-02          4,830        4,587        8,655
10-31-02         4,660        4,425        8,344
1-31-03          4,690        4,454        8,216
4-30-03          5,080        4,824        8,675
7-31-03          5,590        5,309        9,852
10-31-03         6,340        6,021       10,907
1-31-04          6,540        6,211       11,726
4-30-04          6,460        6,135       11,663
7-31-04          6,340        6,021       11,607
10-31-04         6,530        6,201       12,101

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Standard & Poor's MidCap 400 Index and is equal to $12,101 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Equity Fund, before sales charge, and is equal to $6,530 as of October 31, 2004. The fourth line represents the value of the same hypothetical investment made in the John Hancock Focused Equity Fund, after sales charge, and is equal to $6,201 as of October 31, 2004.]

                                    Class B      Class C 1
Period beginning                    11-1-00      11-1-00
Without sales charge                 $6,350       $6,350
With maximum sales charge             6,160        6,350
Index                                12,101       12,101

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-size companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.


Account value                                                 Expenses paid
$1,000.00                             Ending value            during period
on 4-30-04                             on 10-31-04           ended 10-31-04 1
-----------------------------------------------------------------------------
Class A                                  $1,010.80                    $7.58
Class B                                   1,007.90                    11.10
Class C                                   1,007.90                    11.11

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:


Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                                  Expenses paid
$1,000.00                             Ending value             during period
on 4-30-04                             on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------------------
Class A                                  $1,017.60                     $7.61
Class B                                   1,014.08                     11.14
Class C                                   1,014.07                     11.14

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.20% and 2.20%, for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                               Shares           Value
Common stocks 96.52%                                                                                            $12,892,255
(Cost $11,045,472)

Aerospace & Defense 2.42%                                                                                           323,057
L-3 Communications Holdings, Inc. (I)                                                                 4,900         323,057

Air Freight & Logistics 4.75%                                                                                       634,530
C.H. Robinson Worldwide, Inc.                                                                         7,000         377,580
Expeditors International of Washington, Inc.                                                          4,500         256,950

Application Software 1.54%                                                                                          205,700
Manhattan Associates, Inc. (I)(L)                                                                    10,000         205,700

Asset Management & Custody Banks 2.51%                                                                              335,874
Eaton Vance Corp.                                                                                     7,700         335,874

Biotechnology 1.06%                                                                                                 141,168
Martek Biosciences Corp. (I)                                                                          3,000         141,168

Casinos & Gaming 2.29%                                                                                              305,700
Station Casinos, Inc.                                                                                 6,000         305,700

Communications Equipment 4.21%                                                                                      562,639
Emulex Corp. (I)                                                                                     18,900         198,639
QLogic Corp. (I)                                                                                     11,200         364,000

Computer Storage & Peripherals 1.87%                                                                                250,440
SanDisk Corp. (I)                                                                                    12,000         250,440

Construction & Engineering 4.55%                                                                                    607,151
Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherlands)                                           10,800         334,260
Jacobs Engineering Group, Inc. (I)                                                                    6,700         272,891

Diversified Commercial Services 4.15%                                                                               554,336
ChoicePoint, Inc. (I)                                                                                 7,200         299,736
Corporate Executive Board Co. (The) (I)                                                               4,000         254,600

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                               Shares           Value
Electrical Components & Equipment 2.36%                                                                            $315,836
Amphenol Corp. (Class A) (I)                                                                          9,200         315,836

Electronic Equipment Manufacturers 1.95%                                                                            261,120
Cognex Corp.                                                                                         10,200         261,120

Health Care Equipment 5.92%                                                                                         790,310
Advanced Neuromodulation Systems, Inc. (I)(L)                                                         8,000         254,640
Invitrogen Corp. (I)                                                                                  4,300         248,970
ResMed, Inc. (I)(L)                                                                                   6,100         286,700

Health Care Services 1.77%                                                                                          236,358
Quest Diagnostics, Inc. (I)                                                                           2,700         236,358

Homebuilding 4.17%                                                                                                  556,784
Lennar Corp.                                                                                          6,400         287,872
Pulte Homes, Inc.                                                                                     4,900         268,912

Household Products 2.03%                                                                                            271,460
Yankee Candle Co, Inc. (The) (I)                                                                      9,800         271,460

Industrial Machinery 2.33%                                                                                          310,632
Finning International, Inc. (Canada)                                                                 11,500         310,632

IT Consulting & Other Services 2.56%                                                                                341,432
CACI International, Inc. (Class A) (I)                                                                5,600         341,432

Leisure Products 1.65%                                                                                              221,000
Alliance Gaming Corp. (I)                                                                            14,000         129,500
LeapFrog Enterprises, Inc. (I)(L)                                                                     7,500          91,500

Oil & Gas Equipment & Services 6.98%                                                                                932,027
BJ Services Co. (I)                                                                                   6,300         321,300
Nabors Industries Ltd. (Bermuda) (I)                                                                  6,600         324,192
National-Oilwell, Inc. (I)(L)                                                                         8,500         286,535

Pharmaceuticals 2.44%                                                                                               325,360
Medicis Pharmaceutical Corp. (Class A)                                                                8,000         325,360

Property & Casualty Insurance 2.05%                                                                                 273,210
Ambac Financial Group, Inc.                                                                           3,500         273,210

Regional Banks 7.27%                                                                                                971,206
Cullen/Frost Bankers, Inc.                                                                            6,700         328,300
Texas Regional Bancshares, Inc. (Class A)                                                            10,200         325,686
Umpqua Holdings Corp.                                                                                12,750         317,220

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                               Shares           Value
Restaurants 3.90%                                                                                                  $521,045
Cheesecake Factory, Inc. (The) (I)(L)                                                                 6,000         260,460
Ruby Tuesday, Inc.                                                                                   10,550         260,585

Semiconductor Equipment 4.19%                                                                                       560,207
Novellus Systems, Inc. (I)                                                                           10,000         259,100
Varian Semiconductor Equipment Associates, Inc. (I)                                                   8,700         301,107

Semiconductors 1.76%                                                                                                235,008
Intersil Corp. (Class A)                                                                             14,400         235,008

Specialty Stores 6.38%                                                                                              851,845
Michaels Stores, Inc.                                                                                 8,600         250,260
O'Reilly Automotive, Inc. (I)                                                                         7,500         322,950
Tiffany & Co.                                                                                         9,500         278,635

Steel 1.49%                                                                                                         199,200
Steel Dynamics, Inc. (I)                                                                              6,000         199,200

Systems Software 1.98%                                                                                              264,900
Avid Technology, Inc. (I)                                                                             5,000         264,900

Thrifts & Mortgage Finance 1.69%                                                                                    225,820
IndyMac Bancorp., Inc.                                                                                7,000         225,820

Trucking 2.30%                                                                                                      306,900
Heartland Express, Inc.                                                                              15,000         306,900


                                                                                   Interest       Par value
Issuer, description, maturity date                                                     rate            (000)          Value
Short-term investments 11.89%                                                                                    $1,588,791
(Cost $1,588,791)

Joint Repurchase Agreement 3.27%                                                                                    437,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04
(secured by U.S. Treasury Bond 8.125% due 08-15-19,
U.S. Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.625% due 04-15-28 and
3.375% due 04-15-32, and U.S. Treasury Inflation
Indexed Notes 3.375% thru 3.875% due 01-15-09
thru 01-15-12)                                                                       1.77%             $437         437,000


                                                                                                   Shares
Cash Equivalents 8.62%                                                                                            1,151,791
AIM Cash Investment Trust (T)                                                                     1,151,791       1,151,791

See notes to
financial statements.


12


Total investments 108.41%                                                                                       $14,481,046

Other assets and liabilities, net (8.41%)                                                                       ($1,123,129)

Total net assets 100.00%                                                                                        $13,357,917


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows,
as a percentage of
net assets, the
Fund's investments
aggregated
by  various
industries.

Industry distribution               Value as a percentage of Fund's net assets
------------------------------------------------------------------------------
Consumer Discretionary                                                  18.39%
Consumer Staples                                                         2.03
Energy                                                                   6.98
Financials                                                              13.52
Health Care                                                             11.18
Industrials                                                             20.49
Information Technology                                                  20.07
Materials                                                                1.49
Utilities                                                                2.37
Short-term Investments                                                  11.89

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $12,634,263)
including $1,129,138 of securities loaned                         $14,481,046
Cash                                                                      654
Receivable for investments sold                                        58,970
Dividends and interest receivable                                       1,339
Receivable from affiliates                                             16,220
Other assets                                                            1,572

Total assets                                                       14,559,801

Liabilities
Payable for shares repurchased                                            330
Payable upon return of securities loaned                            1,151,791
Payable to affiliates
Management fees                                                         9,617
Distribution and service fees                                           1,320
Other                                                                   5,549
Other payables and accrued expenses                                    33,277

Total liabilities                                                   1,201,884

Net assets
Capital paid-in                                                    28,118,557
Accumulated net realized loss on investments
and foreign currency transactions                                 (16,606,555)
Net unrealized appreciation of investments                          1,846,783
Accumulated net investment loss                                          (868)

Net assets                                                        $13,357,917

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($6,198,032 [DIV] 949,351 shares)                               $6.53
Class B ($5,270,356 [DIV] 829,740 shares)                               $6.35
Class C ($1,889,529 [DIV] 297,587 shares)                               $6.35

Maximum offering price per share
Class A 1 ($6.53 [DIV] 95%)                                             $6.87

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
 operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $734)                  $76,485
Securities lending                                                     20,864
Interest                                                                3,582

Total investment income                                               100,931

Expenses
Investment management fees                                            121,903
Class A distribution and service fees                                  19,386
Class B distribution and service fees                                  58,090
Class C distribution and service fees                                  20,706
Transfer agent fees                                                    73,014
Registration and filing fees                                           43,228
Professional fees                                                      19,792
Printing                                                               15,777
Custodian fees                                                         14,472
Miscellaneous                                                           5,484
Accounting and legal services fees                                      3,887
Trustees' fees                                                            694
Securities lending fees                                                   621
Interest                                                                  153

Total expenses                                                        397,207
Less expense reductions                                              (126,927)

Net expenses                                                          270,280

Net investment loss                                                  (169,349)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments                                                           941,495
Foreign currency transactions                                            (140)
Change in net unrealized appreciation
(depreciation) of investments                                        (434,083)

Net realized and unrealized gain                                      507,272

Increase in net assets from operations                               $337,923

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.

                                                        Year          Year
                                                       ended         ended
                                                    10-31-03      10-31-04
Increase (decrease) in net assets
From operations

Net investment loss                                ($154,391)    ($169,349)
Net realized gain (loss)                             (61,105)      941,355
Change in net unrealized
appreciation (depreciation)                        3,741,653      (434,083)

Increase in net assets
resulting from operations                          3,526,157       337,923
From Fund share transactions                      (1,964,090)     (557,673)

Net assets
Beginning of period                               12,015,600    13,577,667

End of period 1                                  $13,577,667   $13,357,917

1 Includes accumulated net investment loss of $772 and $868, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-01 1,2 10-31-02 2  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                    $10.00         $7.17       $4.66       $6.34
Net investment loss 3                                   (0.10)        (0.06)      (0.05)      (0.05)
Net realized and unrealized
gain (loss) on investments                              (2.73)        (2.45)       1.73        0.24
Total from
investment operations                                   (2.83)        (2.51)       1.68        0.19
Net asset value, end of period                          $7.17         $4.66       $6.34       $6.53
Total return 4,5 (%)                                   (28.30) 6     (35.01)      36.05        3.00

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $12            $6          $6          $6
Ratio of expenses
to average net assets (%)                                1.50 7        1.50        1.50        1.50
Ratio of adjusted expenses
to average net assets 8 (%)                              2.47 7        2.13        2.68        2.39
Ratio of net investment loss
to average net assets (%)                               (1.09) 7      (0.89)      (0.97)      (0.80)
Portfolio turnover (%)                                     97           144          46          50

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-01 1,2 10-31-02 2  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00        $7.12       $4.59       $6.21
Net investment loss 3                                    (0.17)       (0.10)      (0.08)      (0.09)
Net realized and unrealized
gain (loss) on investments                               (2.71)       (2.43)       1.70        0.23
Total from
investment operations                                    (2.88)       (2.53)       1.62        0.14
Net asset value, end of period                           $7.12        $4.59       $6.21       $6.35
Total return 4,5 (%)                                    (28.80) 6    (35.53)      35.29        2.25

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $11           $5          $6          $5
Ratio of expenses
to average net assets (%)                                 2.20 7       2.18        2.17        2.20
Ratio of adjusted expenses
to average net assets 8 (%)                               3.17 7       2.81        3.35        3.09
Ratio of net investment loss
to average net assets (%)                                (1.80) 7     (1.57)      (1.64)      (1.50)
Portfolio turnover (%)                                      97          144          46          50

See notes to
financial statements.

FINANCIAL HIGHLIGHTS



CLASS C SHARES

Period ended                                          10-31-01 1,2 10-31-02 2  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00        $7.12       $4.59       $6.21
Net investment loss 3                                    (0.17)       (0.10)      (0.09)      (0.09)
Net realized and unrealized
gain (loss) on investments                               (2.71)       (2.43)       1.71        0.23
Total from
investment operations                                    (2.88)       (2.53)       1.62        0.14
Net asset value, end of period                           $7.12        $4.59       $6.21       $6.35
Total return 4,5 (%)                                    (28.80) 6    (35.53)      35.29        2.25

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $4           $2          $2          $2
Ratio of expenses
to average net assets (%)                                 2.20 7       2.20        2.20        2.20
Ratio of adjusted expenses
to average net assets 8 (%)                               3.17 7       2.83        3.38        3.09
Ratio of net investment loss
to average net assets (%)                                (1.78) 7     (1.59)      (1.67)      (1.49)
Portfolio turnover (%)                                      97          144          46          50

1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Audited by previous auditor.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Focused Equity Fund (the "Fund") is a non-diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Share holders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distri bu tion and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $1,129,138 collateralized by cash in the amount of $1,151,791. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on October 31, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,544,418 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 -- $16,399,410 and October 31, 2011 -- $145,008.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distribu tions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser, at annual rate of 0.85% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's total expenses, excluding dis tribution and service fees, to 1.20% of the Fund's average daily net assets on an annual basis, at least until February 28, 2005. Accord ingly, the expense reduc tions related to the Fund's total expense limitation amounted to $125,631 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $15,012 with regard to sales of Class A shares. Of this amount, $2,394 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,032 was paid as sales commissions to unrelated broker-dealers and $2,586 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $1,312 with regard to sales of Class C shares. Of this amount, $1,218 was paid as sales commissions to unrelated broker-dealers and $94 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $15,890 for Class B shares and $285 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $1,296 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $3,887. The Fund also paid the Adviser the amount of $389 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund on October 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                             Year ended 10-31-03           Year ended 10-31-04
                           Shares         Amount         Shares         Amount
Class A shares
Sold                      248,592     $1,335,814        328,589     $2,131,295
Repurchased              (520,024)    (2,620,633)      (299,549)    (1,937,177)
Net increase (decrease)  (271,432)   ($1,284,819)        29,040       $194,118

Class B shares
Sold                      195,907     $1,049,933        286,793     $1,815,065
Repurchased              (345,013)    (1,703,787)      (355,686)    (2,245,393)
Net decrease             (149,106)     ($653,854)       (68,893)     ($430,328)

Class C shares
Sold                      113,175       $608,137         62,512       $397,788
Repurchased              (124,810)      (633,554)      (113,257)      (719,251)
Net decrease              (11,635)      ($25,417)       (50,745)     ($321,463)

Net increase (decrease)  (432,173)   ($1,964,090)       (90,598)     ($557,673)


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $7,080,898 and $7,709,722, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $12,696,400. Gross unrealized appreciation and depreciation of investments aggregated $2,507,452 and $722,806, respectively, resulting in net unrealized appreciation of $1,784,646. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $157, a decrease in accumulated net investment loss of $169,253 and a decrease in capital paid-in of $169,410. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for net operating loss, deferred compensation and certain foreign currency adjustments. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accountant Firm

To The Board of Trustees of the John Hancock Series Trust and
Shareholders of John Hancock Focused Equity Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Focused Equity Fund (the "Fund"), as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003, and the financial highlights for each of the years in the four-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 2002 were audited by other auditors whose report dated December 13, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited


For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2000                         49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2000                         28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2000                         28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


29



Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               2000                         28

Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2000                         28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               2000                         28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2000                         28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                2000                         28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


30



Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                         49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                                 since
William H. King, Born: 1952                                                                                        2000
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                        2000
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site   On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy    www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                     Express mail:
           John Hancock                      John Hancock
           Signature Services, Inc.          Signature Services, Inc.
           1 John Hancock Way, Suite 1000    Mutual Fund Image Operations
           Boston, MA 02217-1000             529 Main Street
                                             Charlestown, MA 02129

Phone      Customer service representatives  1-800-225-5291
           24-hour automated information     1-800-338-8080
           TDD line                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Focused Equity Fund.

6100A 10/04
      12/04

JOHN HANCOCK
Mid Cap
Equity Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 30

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80%
of its assets in
equity securities
of medium-
capitalization
companies in the
range of the
Standard & Poor's
MidCap 400 Index.

Over the last twelve months

* The overall stock market rallied as corporate earnings growth surged; mid-cap stocks outperformed the broader market.

* The Fund emphasized economically sensitive sectors of the market.

* Energy and industrial stocks enhanced Fund performance, while consumer and technology stocks detracted from results.

[Bar chart with heading "John Hancock Mid Cap Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 3.92% total return for Class A. The second bar represents the 3.49% total return for Class B. The third bar represents the 3.49% total return for Class C. The fourth bar represents the 4.37% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   C.H. Robinson Worldwide, Inc.
 2.7%   L-3 Communications Holdings, Inc.
 2.6%   Varian Semiconductor Equipment Associates, Inc.
 2.6%   Cullen/Frost Bankers, Inc.
 2.5%   Heartland Express, Inc.
 2.5%   CACI International, Inc. (Class A)
 2.4%   Chicago Bridge & Iron Co. NV (NY Reg Shares)
 2.4%   Texas Regional Bancshares, Inc. (Class A)
 2.3%   Avid Technology, Inc.
 2.3%   Quest Diagnostics, Inc.

As a percentage of net assets on October 31, 2004.

BY HENRY E. MEHLMAN, CFA, AND ALAN E. NORTON, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Mid Cap Equity Fund

The U.S. stock market advanced during the 12 months ended October 31, 2004. The main driver of this positive performance was corporate earnings growth, which accelerated as economic conditions improved. However, the market's gains were muted over the last six months of the period by rising oil prices, terrorism concerns, the impending presidential election and doubts about the strength and sustainability of the economic recovery.

For the 12 months, the broad Standard & Poor's 500 Index returned 9.42%. Mid-cap stocks posted even better results -- the Standard & Poor's MidCap 400 Index returned 11.03%. Within the mid-cap segment of the market, value stocks outperformed growth by a wide margin, reflecting the degree of uncertainty in the market.

"The U.S. stock market advanced
 during the 12 months ended
 October 31, 2004."

Fund performance

For the year ended October 31, 2004, John Hancock Mid Cap Equity Fund's Class A, Class B, Class C and Class I shares posted total returns of 3.92%, 3.49%, 3.49% and 4.37%, respectively, at net asset value. These results trailed the 5.25% return of the average mid-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Portfolio strategy and positioning

Our balanced, disciplined investment strategy did not waver during the past year. We maintained a diversified portfolio of high-quality mid-cap stocks with a blend of slow, medium and fast earnings growth rates. We continued to own companies with strong balance sheets, seasoned management teams, dominant positions in their industries, excellent profit margins and a track record of consistent earnings growth. Another key element of our investment approach is taking advantage of valuation opportunities by paring our positions in stocks that outperform and increasing our stakes in lagging names.

[Photos of Henry Mehlman and Alan Norton flush right next to first paragraph.]

Throughout the one-year period, we positioned the portfolio to benefit from a strengthening economy. On balance, this approach contributed to the portfolio's underperformance of its Lipper peer group and the S&P MidCap 400 Index. Although strong positions in cyclical sectors such as industrials and energy enhanced results, these positive influences were more than offset by significant weightings and disappointing stock selection in the consumer discretionary and information technology sectors.

Surging industrial and energy stocks

Industrial and energy stocks were among the best contributors to performance during the period. Energy stocks benefited from strong worldwide demand and rising prices for oil and natural gas. Much like selling tools to prospectors during a gold rush, we invested in companies that provide equipment and services to oil exploration and drilling operations. The best performer in the portfolio was National Oilwell, which designs systems and components for oil rigs. BJ Services, a provider of oilfield pumping services, was another top contributor to performance.

Among industrial stocks, transportation companies headed the list of top performers. Expeditors International of Washington, which provides customs brokerage and freight forwarding services, is one of the best-managed companies in the portfolio. Imports from Asia into the U.S., which have skyrocketed in recent years, make up most of Expeditors' business and contributed significantly to the company's strong results. C.H. Robinson Worldwide, a broker for trucking services, was another solid performer thanks to rising freight volumes and tight capacity.

"Industrial and energy stocks were
 among the best contributors to
 performance during the period."

Consumer stocks mixed but mostly lower

The portfolio's consumer discretionary stocks generally posted disappointing results. In contrast to the solid gains in the consumer discretionary sector of the S&P MidCap 400, the portfolio's consumer discretionary holdings declined as a group.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Industrials 21%, the second is Information technology 19%, the third is Consumer discretionary 17%, the fourth is Financials 13%, and the fifth is Health care 11%.]

LeapFrog Enterprises, which makes educational toys for children, was the biggest detractor from Fund performance during the period. The company has an excellent product line, but it could not overcome a difficult retail toy environment, which is increasingly dominated by Wal-Mart and Target. Pricing pressure and management's lack of execution impacted profit margins and led to lower-than-expected earnings. Jewelry retailer Tiffany and slot-machine maker Alliance Gaming also hampered portfolio performance.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 94%, and Short-term investments & other 6%.]

However, one of the best performers in the portfolio also came from the consumer discretionary sector -- Station Casinos. Station owns and operates eight casinos in the Las Vegas area that are located outside of the city center. These casinos cater more to local residents, which has been a favorable strategy given the strong population growth in the region. Station also operates a successful tribal casino in California.

Technology falters

Information technology represented one of the largest overweights in the portfolio during the past year. Technology was one of the only sectors in the mid-cap market to decline, and many of our holdings in this area performed poorly.

The most significant detractor from performance in the technology sector was Emulex, which makes storage network components. The company reported disappointing earnings in mid-2004 because new distribution models implemented by some of its customers resulted in lower revenues. QLogic, another Fund holding and Emulex's primary competitor, also fell short of earnings expectations. We believe that these were isolated events that did not affect our positive fundamental outlook for the storage industry, and we think these stocks appear attractive at their current valuations.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Texas Regional Bancshares followed by an up arrow with the phrase "Dominant bank in Rio Grande Valley growing by acquisition." The second listing is Steel Dynamics followed by an up arrow with the phrase, "Rising prices and increased shipments boosted profits." The third listing is Taro Pharmaceuticals followed by a down arrow with the phrase "Inventory problems at a major distributor hurt generic drugmaker."]

"Given our optimism about the
 resilience of the economic recovery, we
 intend to maintain our exposure to
 economically sensitive stocks."

Outlook

Some of the uncertainty that has clouded the stock market for much of this year has begun to dissipate as we head into 2005. The presidential election is now behind us, oil prices have eased somewhat from record high levels, and the recent resurgence in job growth suggests that the economic recovery is alive and well. We believe that these developments are constructive for stocks in general and should set the stage for growth stocks to outperform in the coming year.

Given our optimism about the resilience of the economic recovery, we intend to maintain our exposure to economically sensitive stocks. As the recovery matures, we expect high-quality stocks to become the market leaders. We continue to find opportunities in the mid-cap sector, where valuations and growth rates remain attractive.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                 8-4-03       8-4-03       8-4-03       8-4-03

Average annual returns with maximum sales charge (POP)
One year                        -1.29%       -1.51%        2.49%        4.37%
Since inception                  9.58        10.54        13.68        14.63

Cumulative total returns with maximum sales charge (POP)
One year                        -1.29        -1.51         2.49         4.37
Since inception                 12.02        13.25        17.25        18.46

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's MidCap 400 Index.

                                             S&P
             Cum Value    Cum Value       MidCap
               of $10K      of $10K          400
Plot Date     (No Load)     (w/Load)       Index

8-4-03         $10,000       $9,500      $10,000
8-31-03         10,580       10,047       10,453
9-30-03         10,330        9,810       10,293
10-31-03        11,350       10,779       11,071
11-30-03        11,580       10,997       11,457
12-31-03        11,633       11,047       11,650
1-31-04         11,724       11,134       11,903
2-29-04         12,090       11,482       12,189
3-31-04         12,049       11,443       12,240
4-30-04         11,602       11,018       11,838
5-31-04         11,877       11,279       12,083
6-30-04         12,070       11,462       12,358
7-31-04         11,420       10,845       11,782
8-31-04         11,328       10,758       11,751
9-30-04         11,887       11,289       12,099
10-31-04        11,795       11,202       12,457

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents Standard and Poor's MidCap 400 Index and is equal to $12,457 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Equity Fund, before sales charge and is equal to $11,795 as of October 31, 2004. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Equity Fund, after sales charge, and is equal to $11,202 as of October 31, 2004.]

                                    Class B      Class C 1    Class I 2
Period beginning                     8-4-03       8-4-03       8-4-03
Without sales charge                $11,725      $11,725      $11,846
With maximum sales charge            11,325       11,725       11,846
Index                                12,457       12,457       12,457

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's MidCap 400 Index is an unmanaged index of 400 domestic stocks of mid-sized companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                                      Expenses paid
$1,000.00                Ending value              during period
on 4-30-04                on 10-31-04             ended 10-31-04 1
------------------------------------------------------------------
Class A                     $1,016.60                      $6.08
Class B                      1,014.10                       8.35
Class C                      1,014.10                       8.35
Class I                      1,018.30                       4.56


Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                      Expenses paid
$1,000.00                Ending value              during period
on 4-30-04                on 10-31-04             ended 10-31-04 1
------------------------------------------------------------------
Class A                     $1,019.10                      $6.09
Class B                      1,016.84                       8.37
Class C                      1,016.84                       8.37
Class I                      1,020.61                       4.57

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.65%, 1.65% and 0.90% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



Issuer                                                                                         Shares           Value
Common stocks 94.12%                                                                                       $2,185,397
(Cost $1,968,251)

Aerospace & Defense 2.70%                                                                                      62,633
L-3 Communications Holdings, Inc. (I)                                                             950          62,633

Air Freight & Logistics 5.34%                                                                                 124,051
C.H. Robinson Worldwide, Inc.                                                                   1,400          75,516
Expeditors International of Washington, Inc.                                                      850          48,535

Application Software 1.77%                                                                                     41,140
Manhattan Associates, Inc. (I)(L)                                                               2,000          41,140

Asset Management & Custody Banks 2.26%                                                                         52,344
Eaton Vance Corp.                                                                               1,200          52,344

Biotechnology 1.01%                                                                                            23,528
Martek Biosciences Corp. (I)                                                                      500          23,528

Casinos & Gaming 2.09%                                                                                         48,403
Station Casinos, Inc.                                                                             950          48,403

Communications Equipment 3.20%                                                                                 74,354
Emulex Corp. (I)                                                                                2,900          30,479
QLogic Corp. (I)                                                                                1,350          43,875

Computer Storage & Peripherals 1.71%                                                                           39,653
SanDisk Corp. (I)                                                                               1,900          39,653

Construction & Engineering 4.23%                                                                               98,232
Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherlands)                                      1,825          56,484
Jacobs Engineering Group, Inc. (I)                                                              1,025          41,748

Diversified Commercial Services 4.35%                                                                         100,876
ChoicePoint, Inc. (I)                                                                           1,200          49,956
Corporate Executive Board Co. (The) (I)                                                           800          50,920

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Electrical Components & Equipment 2.07%                                                                       $48,062
Amphenol Corp. (Class A) (I)                                                                    1,400          48,062

Electronic Equipment Manufacturers 1.82%                                                                       42,240
Cognex Corp.                                                                                    1,650          42,240

Health Care Equipment 6.00%                                                                                   139,399
Advanced Neuromodulation Systems, Inc. (I)                                                      1,300          41,379
Invitrogen Corp. (I)                                                                              800          46,320
ResMed, Inc. (I)                                                                                1,100          51,700

Health Care Services 2.26%                                                                                     52,524
Quest Diagnostics, Inc. (I)                                                                       600          52,524

Homebuilding 4.07%                                                                                             94,372
Lennar Corp.                                                                                    1,000          44,980
Pulte Homes, Inc.                                                                                 900          49,392

Household Products 2.15%                                                                                       49,860
Yankee Candle Co, Inc. (The) (I)                                                                1,800          49,860

Industrial Machinery 2.09%                                                                                     48,621
Finning International, Inc. (Canada)                                                            1,800          48,621

IT Consulting & Other Services 2.49%                                                                           57,921
CACI International, Inc. (Class A) (I)                                                            950          57,921

Leisure Products 1.43%                                                                                         33,140
Alliance Gaming Corp. (I)                                                                       2,000          18,500
LeapFrog Enterprises, Inc. (I)(L)                                                               1,200          14,640

Oil & Gas Equipment & Services 6.27%                                                                          145,628
BJ Services Co. (I)                                                                             1,000          51,000
Nabors Industries Ltd. (Bermuda) (I)                                                            1,000          49,120
National-Oilwell, Inc. (I)                                                                      1,350          45,508

Pharmaceuticals 2.10%                                                                                          48,804
Medicis Pharmaceutical Corp. (Class A)                                                          1,200          48,804

Property & Casualty Insurance 1.71%                                                                            39,811
Ambac Financial Group, Inc.                                                                       510          39,811

Regional Banks 7.10%                                                                                          164,864
Cullen/Frost Bankers, Inc.                                                                      1,225          60,025
Texas Regional Bancshares, Inc. (Class A)                                                       1,725          55,079
Umpqua Holdings Corp.                                                                           2,000          49,760

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Restaurants 3.84%                                                                                             $89,142
Cheesecake Factory, Inc. (The) (I)                                                              1,200          52,092
Ruby Tuesday, Inc.                                                                              1,500          37,050

Semiconductor Equipment 4.56%                                                                                 105,911
Novellus Systems, Inc. (I)                                                                      1,750          45,343
Varian Semiconductor Equipment Associates, Inc. (I)                                             1,750          60,568

Semiconductors 1.55%                                                                                           35,904
Intersil Corp. (Class A)                                                                        2,200          35,904

Specialty Stores 5.85%                                                                                        135,797
Michaels Stores, Inc.                                                                           1,500          43,650
O'Reilly Automotive, Inc. (I)                                                                   1,200          51,672
Tiffany & Co.                                                                                   1,380          40,475

Steel 1.64%                                                                                                    38,180
Steel Dynamics, Inc. (I)                                                                        1,150          38,180

Systems Software 2.28%                                                                                         52,980
Avid Technology, Inc. (I)                                                                       1,000          52,980

Thrifts & Mortgage Finance 1.67%                                                                               38,712
IndyMac Bancorp., Inc.                                                                          1,200          38,712

Trucking 2.51%                                                                                                 58,311
Heartland Express, Inc.                                                                         2,850          58,311

Issuer                                                                                         Shares           Value

Short-term investments 1.94%                                                                                  $44,977
(Cost $44,977)

Cash Equivalents 1.94%                                                                                         44,977
AIM Cash Investment Trust (T)                                                                  44,977          44,977

Total investments 96.06%                                                                                   $2,230,374

Other assets and liabilities, net 3.94%                                                                       $91,449

Total net assets 100.00%                                                                                   $2,321,823


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industry
sectors.

Sector distribution                  Value as a percentage of Fund's net assets
-------------------------------------------------------------------------------
Consumer Discretionary                                                   17.26%
Consumer Staples                                                          2.15
Energy                                                                    6.27
Financials                                                               12.74
Health Care                                                              11.38
Industrials                                                              21.22
Information Technology                                                   19.39
Materials                                                                 1.64
Utilities                                                                 2.07
Short-term Investments                                                    1.94

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $2,013,228)
including $44,275 of securities loaned                             $2,230,374
Cash                                                                  133,284
Receivable for investments sold                                        14,743
Dividends receivable                                                      192
Receivable from affiliates                                              3,838
Other assets                                                               41

Total assets                                                        2,382,472

Liabilities
Payable upon return of securities loaned                               44,977
Payable to affiliates
Management fees                                                         1,558
Distribution and service fees                                             103
Other                                                                      59
Other payables and accrued expenses                                    13,952

Total liabilities                                                      60,649

Net assets
Capital paid-in                                                     1,998,181
Accumulated net realized gain on investments
and foreign currency transactions                                     106,499
Net unrealized appreciation of investments                            217,146
Accumulated net investment loss                                            (3)

Net assets                                                         $2,321,823

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($1,974,403 [DIV] 170,000 shares)                              $11.61
Class B ($115,421 [DIV] 10,000 shares)                                 $11.54
Class C ($115,422 [DIV] 10,000 shares)                                 $11.54
Class I ($116,577 [DIV] 10,000 shares)                                 $11.66

Maximum offering price per share
Class A 1 ($11.61 [DIV] 95%)                                           $12.22

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding of $117)                        $12,368
Securities lending                                                      2,390
Interest                                                                   60

Total investment income                                                14,818

Expenses
Investment management fees                                             18,414
Class A distribution and service fees                                   5,871
Class B distribution and service fees                                     860
Class C distribution and service fees                                     860
Class A, B and C transfer agent fees                                    1,157
Class I transfer agent fee                                                 58
Professional fees                                                      10,535
Custodian fees                                                          9,318
Registration and filing fees                                            4,537
Printing                                                                3,687
Accounting and legal services fees                                        624
Miscellaneous                                                             340
Securities lending fees                                                    75
Trustees' fees                                                             60

Total expenses                                                         56,396
Less expense reductions                                               (28,089)

Net expenses                                                           28,307

Net investment loss                                                   (13,489)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                           120,073
Foreign currency transactions                                             (16)

Change in net unrealized appreciation
(depreciation) of investments                                         (18,371)

Net realized and unrealized gain                                      101,686

Increase in net assets from operations                                $88,197

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.
                                                     Period          Year
                                                      ended         ended
                                                   10-31-03 1    10-31-04
Increase (decrease) in net assets
From operations

Net investment loss                                 ($3,190)     ($13,489)
Net realized gain                                    36,605       120,057
Change in net unrealized
appreciation (depreciation)                         235,517       (18,371)

Increase in net assets
resulting from operations                           268,932        88,197

Distributions to shareholders
From net realized gain
Class A                                                  --       (30,011)
Class B                                                  --        (1,765)
Class C                                                  --        (1,765)
Class I                                                  --        (1,765)
                                                         --       (35,306)
From Fund share transactions                      2,000,000            --

Net assets
Beginning of period                                      --     2,268,932

End of period 2                                  $2,268,932    $2,321,823

1 Inception period from 8-4-03 through 10-31-03.

2 Includes accumulated net investment loss of none and $3, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-03 1  10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00      $11.35
Net investment loss 2                                    (0.01)      (0.06)
Net realized and unrealized
gain on investments                                       1.36        0.50
Total from
investment operations                                     1.35        0.44
Less distributions
From net realized gain                                      --       (0.18)
Net asset value, end of period                          $11.35      $11.61
Total return 3,4 (%)                                     13.50 5      3.92

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $2          $2
Ratio of expenses
to average net assets (%)                                 1.20 6      1.20
Ratio of adjusted expenses
to average net assets 7 (%)                               6.20 6      2.42
Ratio of net investment loss
to average net assets (%)                                (0.57) 6    (0.56)
Portfolio turnover (%)                                      48          46

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

Period ended                                          10-31-03 1  10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00      $11.33
Net investment loss 2                                    (0.03)      (0.12)
Net realized and unrealized
gain on investments                                       1.36        0.51
Total from
investment operations                                     1.33        0.39
Less distributions
From net realized gain                                      --       (0.18)
Net asset value, end of period                          $11.33      $11.54
Total return 3,4 (%)                                     13.30 5      3.49

Ratios and supplemental data
Net assets, end of period
(in millions)                                               -- 8        -- 8
Ratio of expenses
to average net assets (%)                                 1.90 6      1.65
Ratio of adjusted expenses
to average net assets 7 (%)                               6.90 6      2.87
Ratio of net investment loss
to average net assets (%)                                (1.27) 6    (1.01)
Portfolio turnover (%)                                      48          46

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

Period ended                                          10-31-03 1  10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00      $11.33
Net investment loss 2                                    (0.03)      (0.12)
Net realized and unrealized
gain on investments                                       1.36        0.51
Total from
investment operations                                     1.33        0.39
Less distributions
From net realized gain                                      --       (0.18)
Net asset value, end of period                          $11.33      $11.54
Total return 3,4 (%)                                     13.30 5      3.49

Ratios and supplemental data
Net assets, end of period
(in millions)                                               -- 8        -- 8
Ratio of expenses
to average net assets (%)                                 1.90 6      1.65
Ratio of adjusted expenses
to average net assets 7 (%)                               6.90 6      2.87
Ratio of net investment loss
to average net assets (%)                                (1.27) 6    (1.01)
Portfolio turnover (%)                                      48          46

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

Period ended                                          10-31-03 1  10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.00      $11.35
Net investment loss 2                                    (0.01)      (0.03)
Net realized and unrealized
gain on investments                                       1.36        0.52
Total from
investment operations                                     1.35        0.49
Less distributions
From net realized gain                                      --       (0.18)
Net asset value, end of period                          $11.35      $11.66
Total return 3,4 (%)                                     13.50 5      4.37

Ratios and supplemental data
Net assets, end of period
(in millions)                                               -- 8        -- 8
Ratio of expenses
to average net assets (%)                                 0.90 6      0.90
Ratio of adjusted expenses
to average net assets 7 (%)                               5.90 6      2.12
Ratio of net investment loss
to average net assets (%)                                (0.27) 6     (0.26)
Portfolio turnover (%)                                      48          46

1 Class A, Class B, Class C and Class I shares began operations on
  8-4-03.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Mid Cap Equity Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Share holders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Invest ments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribu tion and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $44,275 collateralized by cash in the amount of $44,977. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable in come that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identi fies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2004, the tax character of distributions paid was as follows: ordinary income $35,306. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the components of distributable earnings on a tax basis in cluded $106,499 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value, on an annual basis, at least until February 28, 2005. Accordingly, the expense reductions related to this total expense limitation amounted to $26,938 for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges, and until July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004 JH Funds received no net up-front sales charges with regard to sales of Class A and Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Han cock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signa ture Services has agreed to waive the asset-based portion of its fee until further notice. Accordingly the transfer agent expense for Class A, Class B and Class C shares was reduced by $1,093, and for Class I shares by $58 for the year ended October 31,2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $624. The Fund also paid the Adviser the amount of $1,009 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on October 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold during the last two periods, along with the corresponding dollar value.

                             YEAR ENDED 10-31-03 1       PERIOD ENDED 10-31-04
                          SHARES          AMOUNT        SHARES          AMOUNT

Class A shares
Sold                     170,000      $1,700,000            --              --
Net increase             170,000      $1,700,000            --              --

Class B shares
Sold                     10,000         $100,000            --              --
Net increase             10,000         $100,000            --              --

Class C shares
Sold                     10,000         $100,000            --              --
Net increase             10,000         $100,000            --              --

Class I shares
Sold                     10,000         $100,000            --              --
Net increase             10,000         $100,000            --              --

Net increase            200,000       $2,000,000            --              --

1 Inception period from 8-4-03 through 10-31-03.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $1,056,387 and $1,181,965, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $2,013,228. Gross unrealized appreciation and depreciation of investments aggregated $379,971 and $162,825, respectively, resulting in net unrealized appreciation of $217,146.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $13,481, a decrease in accumulated net investment loss of $13,486 and a decrease in capital paid-in of $5. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating loss and deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Series Trust and
Shareholders of John Hancock Mid Cap Equity Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Mid Cap Equity Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the years ended October 31, 2004 and 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2004, 9.19% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.



Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2003                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2003                28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           2003                28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


30


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               2003                28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2003                28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               2003                28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 2003                28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                2003                28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


31


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     2003
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2003
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                         Express mail:
          John Hancock                          John Hancock
          Signature Services, Inc.              Signature Services, Inc.
          1 John Hancock Way, Suite 1000        Mutual Fund Image Operations
          Boston, MA 02217-1000                 529 Main Street
                                                Charlestown, MA 02129

Phone     Customer service representatives      1-800-225-5291
          24-hour automated information         1-800-338-8080
          TDD line                              1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Mid Cap Equity Fund.

8100A  10/04
       12/04

JOHN HANCOCK
Technology Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 16

Trustees & officers
page 32

For more information
page 37


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
stocks of U.S. and
foreign technology
companies.

Over the last twelve months

* Tech stocks posted disappointing returns in response to anemic economic growth and declining corporate spending.

* Holdings in semiconductor equipment makers and related companies caused the Fund to lag its peers.

* The Fund's best performers included Internet and computer safety stocks.

[Bar chart with heading "John Hancock Technology Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 10% with -20% at the bottom and 0% at the top. The first bar represents the -16.10% total return for Class
A. The second bar represents the -16.62% total return for Class B. The third bar represents the -16.62% total return for Class C. The fourth bar represents the -15.37% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 5.0%   Dell, Inc.
 4.5%   Mercury Interactive Corp.
 4.3%   Cisco Systems, Inc.
 4.0%   Microsoft Corp.
 4.0%   Autodesk, Inc.
 3.4%   EMC Corp.
 3.3%   eBay, Inc.
 3.3%   KLA-Tencor Corp.
 3.1%   Applied Materials, Inc.
 3.0%   Intel Corp.

As a percentage of net assets on October 31, 2004.

BY BARRY J. GORDON, MARC H. KLEE, CFA, AND ALAN J. LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Technology Fund

The 12-month period ended October 31, 2004 was difficult for technology investors in general, and was a particularly challenging year for the Fund. There were a number of factors working against tech stocks throughout the period. First, their valuations were reasonable, but not cheap, at the beginning of the period. Given that, investors started to demand that companies demonstrate achievable profitability and potential for growth. Second, the outlook for economic growth remained uncertain throughout most of the period, dampening corporate spending on technology products and services. Finally, there was no "killer application" to boost spending, the way personal computers did in the 1980s, corporate networks did in the early 1990s and the Internet did in the late 1990s. That said, in the final weeks of the period tech stocks staged an impressive rally, driven higher by value-seeking investors who took advantage of the lowered valuations, believing that the worst was behind the sector.

"The 12-month period ended
 October 31, 2004 was difficult
 for technology investors in gen-
 eral, and was a particularly
 challenging year for the Fund."

Fund performance

For the 12-month period ended October 31, 2004, John Hancock Technology Fund's Class A, Class B, Class C and Class I shares posted total returns of -16.10%, -16.62%, -16.62% and -15.37%, respectively, at net asset value. Those returns lagged the -3.13% return of the average science and technology fund, according to Lipper, Inc.1 and the -3.50% return of the Russell 3000 Technology Index. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Semiconductor emphasis holds Fund back

The primary reason for the Fund's underperformance relative to its Lipper peer group average and the Russell index was our significant position in semiconductor equipment companies such as Applied

Materials, KLA-Tencor and MKS Instruments. Our stake in these companies owed to our belief -- drawn on more than 20 years of technology investing experience and the lessons learned during past economic recoveries -- that the economy would rebound and that corporate spending on tech would rise substantially as a result. Unfortunately, neither faster economic growth nor a rebound in corporate tech spending materialized during the year, as higher oil prices, rising interest rates and geopolitical uncertainty tempered economic growth. A willingness by businesses to "make do" with existing -- and, in some cases, nearly obsolete -- tech products and services dampened spending.

[Photos of Barry Gordon, Marc Klee, and Alan Loewenstein flush right next to first paragraph.]

The decline in semiconductor equipment makers also hurt the performance of our holdings in suppliers to the chip industry, such as Amkor Technology. Finally, concerns about slowing growth rates caused the stocks of many semiconductor chipmakers to perform poorly, including Cypress Semiconductor, a manufacturer of semiconductor devices for wireless, wireline and PC applications. The stock fell due both to shortfalls at some of its customers and the general sector nervousness reflecting the economic outlook. Intel also disappointed, due to slipped product introductions and misreading demand for PCs.

"The primary reason for the Fund's
 underperformance ...was our sig-
 nificant position in semiconductor
 equipment companies..."

To a lesser extent, our positioning in systems software also detracted from our relative performance. The Fund was underweighted in Microsoft, which outperformed technology indexes by posting modest gains. Even though Microsoft has been one of our largest holdings, our weighting is well below the corresponding level in the Russell index. That was, and probably will continue to be, the case due to the huge capitalization that Microsoft commands. Elsewhere in the software segment, BEA Systems disappointed. Like many software companies, the company was a victim of slowing fundamentals as well as the recent trend of customers to favor "one stop shopping" with more diversified providers.

Bucking the trend

The largest positive contributor to the Fund's performance for the year was our stake in Autodesk, Inc., which is a leading design software and digital content company used by customers in the building, manufacturing, infrastructure, digital media and wireless data services. AT&T Wireless also rallied strongly in large part due to news that Cingular Wireless would acquire the company, making the combination of the two entities the nation's biggest cell phone provider.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Systems software 14%, the second is Communications equipment 13%, the third is Application software 12%, the fourth is Semiconductors 10% and the fifth is Computer hardware 9%.]

We also enjoyed good results from some Internet-related holdings, in a sign that blue-chip Internet brands continue to expand their influence across the globe. eBay, for example, saw net income and revenues climb substantially during the year. The company's international auction business provided a portion of that growth, with fast growth in the United Kingdom and South Korea. The company's U.S. auction business also posted gains during the year.

Two of the world's largest computer security software companies also proved winners during the period. McAfee, Inc. posted higher net income thanks to steady sales of its namesake antivirus software products. Shares of software maker Symantec also posted strong gains as businesses and consumers continued to spend money on computer and network security.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 95%, and Short-term investments & other 5%.]

Outlook

To the extent that the economy continues on a growth path, we're reasonably optimistic about the prospects for the technology sector.
Tech stock valuations, in many cases, are more than reasonable, providing an underpinning for them to move higher. The tech stock rally that occurred in the final months of the period suggested to us that investors were beginning to recognize the value tech stocks offered. Many companies indicated that the worst may be behind them and they expect an increase in the fourth quarter. As a result, we are maintaining our semiconductor overweight. Furthermore, the third and fourth calendar quarters are typically the strongest six months of the year for technology companies as they benefit from increased computer and electronic purchases from the back-to-school and holiday selling seasons and year-end corporate purchases. We believe increased spending on technology by corporations is inevitable over the long term, as corporations are forced to replace obsolete equipment and buy more services for the sake of enhancing their profitability. We know that the past year has been a trying one for technology investors, and we thank you for your continued support.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Cypress Semiconductor followed by a down arrow with the phrase "Slowdown in semiconductor chip demand." The second listing is BEA Systems followed by a down arrow with the phrase "Demand for specialized software declines." The third listing is eBay followed by an up arrow with the phrase "Global expansion boosts online auction activity."]

"Tech stock valuations, in many
 cases, are more than reasonable,
 providing an underpinning for
 them to move higher."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                1-13-83       1-3-94       3-1-99       3-1-01

Average annual returns with maximum sales charge (POP)
One year                       -20.25%      -20.79%      -17.45%      -15.37%
Five years                     -20.06       -20.10       -19.79           --
Ten years                        2.89         2.84           --           --
Since inception                    --           --       -11.72       -17.25

Cumulative total returns with maximum sales charge (POP)
One year                       -20.25       -20.79       -17.45       -15.37
Five years                     -67.35       -67.43       -66.81           --
Ten years                       33.00        32.33           --           --
Since inception                    --           --       -50.67       -50.07

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

             Cum Value    Cum Value                 Russell 3000
               of $10K      of $10K      S&P 500      Technology
Plot Date     (No Load)     (w/Load)       Index           Index

10-31-94       $10,000       $9,500      $10,000         $10,000
11-30-94         9,529        9,052        9,636           9,738
4-30-95         11,451       10,878       11,046          12,022
10-31-95        14,791       14,051       12,643          14,866
4-30-96         15,617       14,836       14,383          15,976
10-31-96        15,085       14,330       15,689          16,828
4-30-97         15,354       14,586       17,998          19,192
10-31-97        18,389       17,469       20,729          23,301
4-30-98         20,937       19,889       25,394          27,772
10-31-98        19,117       18,160       25,290          29,049
4-30-99         32,507       30,880       30,932          40,912
10-31-99        40,735       38,697       31,782          49,369
4-30-00         63,201       60,038       34,069          72,627
10-31-00        51,071       48,515       33,722          62,027
4-30-01         30,168       28,658       29,652          36,257
10-31-01        18,205       17,294       25,325          26,926
4-30-02         17,208       16,347       25,911          25,041
10-31-02        10,403        9,882       21,499          18,645
4-30-03         11,877       11,282       22,464          20,373
10-31-03        16,688       15,853       25,976          27,295
4-30-04         14,521       13,794       27,605          25,870
10-31-04        14,001       13,300       28,411          26,340

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Standard & Poor's 500 Index and is equal to $28,411 as of October 31, 2004. The second line represents the Russell 3000 Technology Index and is equal to $26,340 as of October 31, 2004. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund, before sales charge, and is equal to $14,001 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $13,300 as of October 31, 2004.]

                             Class B 1    Class C 1    Class I 2
Period beginning            10-31-94       3-1-99       3-1-01
Technology Fund              $13,233       $4,933       $4,993
Index 1                       28,411        9,939        9,663
Index 2                       26,340        6,976        7,294

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 3000 Technology Index -- Index 2 -- is an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                                     Expenses paid
$1,000.00                Ending value             during period
on 4-30-04                on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------
Class A                       $964.20                     $9.57
Class B                        961.00                     12.97
Class C                        961.00                     12.98
Class I                        966.60                      5.03

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                                     Expenses paid
$1,000.00                Ending value             during period
on 4-30-04                on 10-31-04            ended 10-31-04 1
------------------------------------------------------------------
Class A                     $1,015.39                     $9.82
Class B                      1,011.91                     13.31
Class C                      1,011.89                     13.32
Class I                      1,020.02                      5.17

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.94%, 2.63%, 2.63% and 1.02% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

This schedule is divided into four main categories: bonds, common stocks, preferred stocks and short-term investments. The bonds and stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004


                                                    Interest      Maturity    Credit       Par value
Issuer, description                                     rate      date        rating            (000)           Value
Bonds 0.04%                                                                                                  $171,084
(Cost $489,480)

Air Freight & Logistics 0.03%                                                                                 115,000
Piedmont Aviation, Inc.,
Equip Tr Cert 1988 Ser F (G)(H)                       10.350%     03-28-09    D                 $500          115,000

IT Consulting & Other Services 0.01%                                                                           56,084
Gomez, Inc.,
Sr Sec Note (G)(K)                                    10.000      11-08-06    CC                  56           56,084

Issuer                                                                                         Shares           Value
Common stocks 95.49%                                                                                     $367,216,228
(Cost $332,050,226)

Application Software 12.02%                                                                                46,234,189
Autodesk, Inc. (L)                                                                            288,750      15,231,562
BEA Systems, Inc. (I)                                                                         502,500       4,080,300
Cognos, Inc. (Canada) (I)                                                                      99,450       3,929,269
Commercialware, Inc. (K)                                                                        1,000           3,300
Mercury Interactive Corp. (I)(L)                                                              400,250      17,382,858
Siebel Systems, Inc. (I)                                                                      590,200       5,606,900

Broadcasting & Cable TV 0.61%                                                                               2,327,910
Sirius Satellite Radio, Inc. (I)                                                              596,900       2,327,910

Communications Equipment 12.68%                                                                            48,767,958
Aeroflex, Inc. (I)                                                                            799,999       8,879,989
Andrew Corp. (I)(L)                                                                           408,250       5,707,335
Broadwing Corp. (I)(L)                                                                        206,610       1,175,611
Cisco Systems, Inc. (I)                                                                       850,550      16,339,065
Comverse Technology, Inc (I)(L)                                                               206,611       4,264,451
Finisar Corp. (I)(L)                                                                          251,250         369,337

See notes to
financial statements.


10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Communications Equipment (continued)
JDS Uniphase Corp. (I)(L)                                                                     882,000      $2,795,940
Lucent Technologies, Inc. (I)                                                                 746,550       2,650,253
Motorola, Inc.                                                                                159,150       2,746,929
Newpoint Technologies, Inc. (I)(K)                                                            160,000          40,000
Primus Telecommunications Group, Inc. (I)                                                     900,000       1,719,000
QUALCOMM, Inc.                                                                                 49,750       2,080,048

Computer Hardware 8.90%                                                                                    34,224,621
Brocade Communications Systems, Inc. (I)(L)                                                   777,700       5,280,583
Cray, Inc. (I)(L)                                                                             505,400       1,690,563
Dell, Inc. (I)                                                                                549,750      19,274,235
Hewlett-Packard Co.                                                                           427,612       7,979,240

Computer Storage & Peripherals 5.83%                                                                       22,426,705
EMC Corp. (I)                                                                               1,000,300      12,873,861
Western Digital Corp. (I)                                                                   1,146,800       9,552,844

Data Processing Services 0.63%                                                                              2,406,507
NAVTEQ Corp. (I)                                                                               59,700       2,406,507

Electronic Manufacturing Services 3.74%                                                                    14,364,414
Flextronics International Ltd. (Singapore) (I)(L)                                             800,550       9,646,628
Sanmina-SCI Corp. (I)                                                                         570,650       4,565,200
Silicon Genesis Corp. (l)(K)                                                                  143,678         152,586

Health Care Equipment 0.01%                                                                                    49,180
SerOptix (I)(K)                                                                               491,800          49,180

Home Entertainment Software 1.05%                                                                           4,022,586
Electronic Arts, Inc. (I)(L)                                                                   89,550       4,022,586

Internet Retail 3.34%                                                                                      12,830,834
eBay, Inc. (I)                                                                                131,450      12,830,834

Internet Software & Services 6.57%                                                                         25,279,704
First Internet Bank of Indiana (K)                                                             14,369         689,712
Lionbridge Technologies, Inc. (I)(L)                                                          433,150       2,031,473
McAfee, Inc. (I)                                                                              400,000       9,680,000
RSA Security, Inc. (I)(L)                                                                     201,250       4,117,575
SeeBeyond Technology Corp. (I)                                                                600,000       1,881,000
SupportSoft, Inc. (I)                                                                         273,800       1,388,166
WatchGuard Technologies, Inc. (I)                                                              20,900          83,182
Yahoo!, Inc. (I)(L)                                                                           149,450       5,408,596

See notes to
financial statements.


11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
IT Consulting & Other Services 2.33%                                                                       $8,976,806
BearingPoint, Inc. (I)                                                                        248,700       2,163,690
Gomez, Inc. (I)(K)                                                                              3,278          10,490
Telvent GIT, S.A. (Spain) (I)                                                                 109,420       1,009,947
Unisys Corp. (I)                                                                              545,450       5,792,679

Movies & Entertainment 0.05%                                                                                  194,078
Dreamworks Animation SKG, Inc. (I)                                                              4,970         194,078

Semiconductor Equipment 8.77%                                                                              33,713,243
Applied Materials, Inc. (I)(L)                                                                750,600      12,084,660
ASML Holding N.V. (Netherlands) (I)(L)                                                        400,150       5,702,138
KLA-Tencor Corp. (I)(L)                                                                       280,100      12,752,953
MKS Instruments, Inc. (I)(L)                                                                  200,600       3,173,492

Semiconductors 9.98%                                                                                       38,394,358
Agere Systems, Inc. (Class A) (I)                                                           2,320,500       2,807,805
Cypress Semiconductor Corp. (I)(L)                                                            825,200       8,689,356
Intel Corp.                                                                                   499,200      11,112,192
MEMC Electronic Materials, Inc. (I)                                                           618,350       5,812,490
Micron Technology, Inc. (L)                                                                   352,250       4,290,405
Taiwan Semiconductor Manufacturing Co. Ltd., American
Depositary Receipt (ADR) (Taiwan) (I)                                                         750,609       5,682,110

Systems Software 13.93%                                                                                    53,576,969
Borland Software Corp. (I)(L)                                                                 350,100       3,585,024
Computer Associates International, Inc.                                                       397,350      11,010,568
Microsoft Corp.                                                                               550,000      15,394,500
Oracle Corp. (I)(L)                                                                           522,750       6,618,015
SAP A.G. (ADR) (Germany)                                                                      109,657       4,676,871
Symantec Corp. (I)(L)                                                                         139,350       7,934,589
VERITAS Software Corp. (I)                                                                    199,150       4,357,402

Wireless Telecommunication Service 5.05%                                                                   19,426,166
Crown Castle International Corp. (I)(L)                                                       300,000       4,593,000
Ericsson (LM) Telefonaktiebolaget AB (ADR) (Sweden) (L)                                       253,864       7,339,208
Globecomm Systems, Inc. (I)                                                                    75,000         407,550
Globecomm Systems, Inc., Unit (Common Shares & Warrants) (I)(K)                               200,000       1,086,800
JAMDAT Mobile, Inc. (I)                                                                        14,920         437,156
Powerwave Technologies, Inc. (I)                                                              572,450       4,276,202
Radyne ComStream, Inc. (I)                                                                    175,000       1,286,250

See notes to
financial statements.


12


FINANCIAL STATEMENTS

                                                                               Credit
Issuer, description                                                            rating          Shares           Value
Preferred stocks 0.08%                                                                                       $310,000
(Cost $2,470,655)

Health Care Equipment 0.08%                                                                                   300,000
SerOptix, Ser A (G)(I)(K)                                                      CC-            500,000         150,000
SerOptix, Ser B (G)(I)(K)                                                      CC-            500,000         150,000

Telecommunication Services 0.00%                                                                               10,000
Convergent Networks, Inc., Ser D, Conv (G)(I)(K)                               CCC            100,000          10,000

                                                                               Interest     Par value
Issuer, description, maturity date                                             rate             (000)          Value
Short-term investments 37.37%                                                                            $143,690,861
(Cost $143,690,861)

Joint Repurchase Agreement 4.67%                                                                           17,939,000

Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04
(secured by U.S. Treasury Bond 8.125% due 08-15-19,
U.S. Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.375% thru 3.625% due
04-15-28 thru 04-15-32, and U.S. Treasury Inflation Indexed
Notes 3.375% thru 3.875% due 01-15-09 thru 01-15-12)                           1.770%         $17,939      17,939,000


                                                                                               Shares
Cash Equivalents 32.70%                                                                                   125,751,861
AIM Cash Investment Trust (T)                                                             125,751,861     125,751,861

Total investments 132.98%                                                                                $511,388,173

Other assets and liabilities, net (32.98%)                                                              ($126,833,492)

Total net assets 100.00%                                                                                 $384,554,681


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. They have been fair valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is shown on the direct placement table following these footnotes.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Direct Placement Securities


                                                             Value as of
                                                              percentage
                                Acquisition    Acquisition     of Fund's         Value as of
Issuer, description                    date           cost    net assets    October 31, 2004
--------------------------------------------------------------------------------------------
Commercialware, Inc.
common stock                     08-06-99     $1,000,000           0.00%              $3,300

Convergent Networks, Inc.
preferred stock                  09-22-00      1,303,988           0.00               10,000

First Internet Bank of Indiana
common stock                     02-07-00        999,939           0.18              689,712

Globecomm Systems, Inc.
common shares
and warrants                     12-31-03        900,000           0.28            1,086,800

Gomez, Inc.
bond                             07-23-01         56,084           0.01               56,084
common stock                     09-10-02      2,177,612           0.00               10,490

Newpoint Technologies, Inc.
common stock                     03-24-98        480,000           0.01               40,000

SerOptix
common stock                     01-12-98             50           0.01               49,180
preferred stock, Ser A           01-12-98        500,000           0.04              150,000
preferred stock, Ser B           04-05-00        666,667           0.04              150,000

Silicon Genesis Corp.
common stock                     09-05-00      2,999,997           0.04              152,586

Total                                                              0.61%          $2,398,152


See notes to
financial statements.

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows
the Fund's
investments as
a percentage of
net assets,
aggregated by
various industries.

Industry distribution               Value as a percentage of Fund's net assets
------------------------------------------------------------------------------
Air Freight & Logistics                                                  0.03%
Application Software                                                    12.02
Broadcasting & Cable TV                                                  0.61
Communications Equipment                                                12.68
Computer Hardware                                                        8.90
Computer Storage & Peripherals                                           5.83
Data Processing Services                                                 0.63
Electronic Manufacturing Services                                        3.73
Health Care Equipment                                                    0.09
Home Entertainment Software                                              1.05
Internet Retail                                                          3.34
Internet Software & Services                                             6.57
IT Consulting & Services                                                 2.35
Movies & Entertainment                                                   0.05
Semiconductor Equipment                                                  8.77
Semiconductors                                                           9.98
Systems Software                                                        13.93
Telecommunication Services                                               0.00
Wireless Telecommunication Services                                      5.05
Short-term Investments                                                  37.37

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $478,701,222)
including $123,104,359 of securities loaned                        $511,388,173
Cash                                                                        385
Receivable for investments sold                                         290,836
Receivable for shares sold                                               70,749
Interest receivable                                                      21,038
Other assets                                                            118,422

Total assets                                                        511,889,603

Liabilities
Payable for investments purchased                                       315,176
Payable for shares repurchased                                          507,602
Payable upon receipt of securities loaned                           125,751,861
Payable to affiliates
Management fees                                                         166,777
Distribution and service fees                                            27,981
Other                                                                   299,849
Other payables and accrued expenses                                     265,676

Total liabilities                                                   127,334,922

Net assets
Capital paid-in                                                   1,614,672,337
Accumulated net realized loss on investments
and options written                                              (1,262,734,633)
Net unrealized appreciation of investments                           32,686,951
Accumulated net investment loss                                         (69,974)

Net assets                                                         $384,554,681

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($223,831,993 [DIV] 69,313,890 shares)                            $3.23
Class B ($142,670,227 [DIV] 48,192,631 shares)                            $2.96
Class C ($18,043,537 [DIV] 6,092,485 shares)                              $2.96
Class I ($8,924 [DIV] 2,571 shares)                                       $3.47

Maximum offering price per share
Class A 1 ($3.23 [DIV] 95%)                                               $3.40

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $76,047)              $506,027
Securities lending                                                    465,984
Interest                                                              119,559

Total investment income                                             1,091,570

Expenses
Investment management fees                                          3,601,133
Class A distribution and service fees                                 775,013
Class B distribution and service fees                               1,859,143
Class C distribution and service fees                                 225,560
Class A, B and C transfer agent fees                                3,390,155
Class I transfer agent fees                                                 5
Printing                                                              178,136
Accounting and legal services fees                                    127,907
Miscellaneous                                                          72,542
Custodian fees                                                         60,359
Professional fees                                                      53,582
Trustees' fees                                                         25,187
Securities lending fees                                                12,379
Registration and filing fees                                            4,962
Interest                                                                  721

Total expenses                                                     10,386,784
Less expense reductions                                               (84,254)

Net expenses                                                       10,302,530

Net investment loss                                                (9,210,960)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                       (87,332,913)
Options written                                                       532,195

Change in net unrealized appreciation (depreciation) of
Investments                                                        13,386,503
Options written                                                      (391,093)

Net realized and unrealized loss                                  (73,805,308)

Decrease in net assets from operations                           ($83,016,268)

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.
                                                       Year          Year
                                                      ended         ended
                                                   10-31-03      10-31-04
Increase (decrease) in net assets
From operations

Net investment loss                            ($10,329,788)  ($9,210,960)
Net realized loss                              (188,898,814)  (86,800,718)
Change in net unrealized
appreciation (depreciation)                     403,182,242    12,995,410

Increase (decrease) in net assets
resulting from operations                       203,953,640   (83,016,268)

From Fund share transactions                    (24,190,859)  (68,959,686)

Net assets
Beginning of period                             356,767,854   536,530,635

End of period 1                                $536,530,635  $384,554,681

1 Includes accumulated net investment loss of $66,539 and $69,974, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00 1   10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.03      $12.02        $4.20       $2.40       $3.85
Net investment loss 2                                    (0.10)      (0.07)       (0.06)      (0.06)      (0.06)
Net realized and unrealized
gain (loss) on investments                                5.12       (7.53)       (1.74)       1.51       (0.56)
Total from
investment operations                                     5.02       (7.60)       (1.80)       1.45       (0.62)
Less distributions
From net realized gain                                   (3.03)      (0.22)          --          --          --
Net asset value, end of period                          $12.02       $4.20        $2.40       $3.85       $3.23
Total return 3 (%)                                       25.37      (64.35)      (42.86)      60.42 4    (16.10) 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $971        $343         $175        $284        $224
Ratio of expenses
to average net assets (%)                                 1.28        1.52         1.98        2.38        1.90
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --           --        2.39        1.92
Ratio of net investment loss
to average net assets (%)                                (0.69)      (0.97)       (1.63)      (2.09)      (1.68)
Portfolio turnover (%)                                      41          47           28          42          34

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                          10-31-00 1    10-31-01 1    10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                      $9.55       $11.34          $3.93       $2.23       $3.55
Net investment loss 2                                    (0.19)       (0.11)         (0.08)      (0.08)      (0.08)
Net realized and unrealized
gain (loss) on investments                                5.01        (7.08)         (1.62)       1.40       (0.51)
Total from
investment operations                                     4.82        (7.19)         (1.70)       1.32       (0.59)
Less distributions
From net realized gain                                   (3.03)       (0.22)            --          --          --
Net asset value, end of period                          $11.34        $3.93          $2.23       $3.55       $2.96
Total return 3 (%)                                       24.49       (64.60)        (43.26)      59.19 4    (16.62) 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                           $1,291         $372           $162        $226        $143
Ratio of expenses
to average net assets (%)                                 1.98         2.19           2.66        3.09        2.59
Ratio of adjusted expenses
to average net assets 5 (%)                                 --           --             --        3.10        2.61
Ratio of net investment loss
to average net assets (%)                                (1.39)       (1.63)         (2.30)      (2.79)      (2.34)
Portfolio turnover (%)                                      41           47             28          42          34

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                          10-31-00 1   10-31-01 1   10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                      $9.55      $11.34         $3.93       $2.23       $3.55
Net investment loss 2                                    (0.19)      (0.11)        (0.08)      (0.08)      (0.08)
Net realized and unrealized
gain (loss) on investments                                5.01       (7.08)        (1.62)       1.40       (0.51)
Total from
investment operations                                     4.82       (7.19)        (1.70)       1.32       (0.59)
Less distributions
From net realized gain                                   (3.03)      (0.22)           --          --          --
Net asset value, end of period                          $11.34       $3.93         $2.23       $3.55       $2.96
Total return 3 (%)                                       24.49      (64.60)       (43.26)      59.19 4    (16.62) 4

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $101         $36           $17         $27         $18
Ratio of expenses
to average net assets (%)                                 1.99        2.22          2.68        3.08        2.59
Ratio of adjusted expenses
to average net assets 5 (%)                                 --          --            --        3.09        2.61
Ratio of net investment loss
to average net assets (%)                                (1.40)      (1.67)        (2.32)      (2.79)      (2.35)
Portfolio turnover (%)                                      41          47            28          42          34

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


Period ended                                          10-31-01 1,6   10-31-02 1   10-31-03   10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $6.95           $4.23        $2.44      $4.10
Net investment loss 2                                   (0.02)          (0.02)       (0.02)     (0.03)
Net realized and unrealized
gain (loss) on investments                              (2.70)          (1.77)        1.68      (0.60)
Total from
investment operations                                   (2.72)          (1.79)        1.66      (0.63)
Net asset value, end of period                          $4.23           $2.44        $4.10      $3.47
Total return 3 (%)                                     (39.14) 7       (43.32)       68.03 4   (15.37)

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $3              $2           -- 8       -- 8
Ratio of expenses
to average net assets (%)                                0.87 9          0.90         0.94       0.95
Ratio of adjusted expenses
to average net assets 5 (%)                                --              --         0.95         --
Ratio of net investment loss
to average net assets (%)                               (0.50) 9        (0.54)       (0.65)     (0.74)
Portfolio turnover (%)                                     47              28           42         34

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class I shares began operations on 3-1-01.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Share holders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writ ing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

Written options for the year ended October 31, 2004 were as follows:

                              NUMBER OF CONTRACTS           PREMIUMS RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period            4,910                    $563,793
Options written                             4,418                     782,115
Option closed                              (1,000)                    (42,998)
Options exercised                          (3,600)                   (807,713)
Options expired                            (4,728)                   (495,197)
Outstanding, end of period                     --                         $--

The Fund had no outstanding written options on October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $123,104,359 collateralized by cash in the amount of $125,751,861. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,262,522,927 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry forward expires as follows: October 31, 2009 -- $575,084,448, October 31, 2010 --
$411,487,210, October 31, 2011 -- $189,151,147 and October 31, 2012 --
$86,800,122.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distri bu tions paid by the Fund with re spect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of ex penses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the next $700,000,000 and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000. The Adviser has a subadvisory agreement with American Fund Advi sors, Inc. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accord ingly, the expense reductions related to custody fee offsets amounted to $560, and had no impact on each class's ratio of expenses to average net asset value, for the year ended October 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Invest ment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accord ingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $278,386 with regard to sales of Class A shares. Of this amount, $35,084 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $182,563 was paid as sales commissions to unrelated broker-dealers and $60,739 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $10,207 with regard to sales of Class C shares. Of this amount, $9,842 was paid as sales commissions to unrelated broker-dealers and $365 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $483,537 for Class B shares and $4,670 for Class C shares.

The Fund has a transfer agent agreement with John Han cock Signature Services, Inc. ("Signature Services"), an in direct subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signa ture Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $83,694 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $127,907. The Fund also paid the Adviser the amount of $1,613 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 2,571 Class I shares of beneficial interest of the Fund on October 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 10-31-03         Period ended 10-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                      29,308,098     $89,755,968    19,963,250     $72,620,887
Repurchased              (28,685,507)    (85,572,077)  (24,424,674)    (87,183,294)
Net increase (decrease)      622,591      $4,183,891    (4,461,424)   ($14,562,407)

Class B shares
Sold                      10,305,801     $28,976,396     8,207,346     $26,024,272
Repurchased              (19,322,163)    (52,766,597)  (23,690,411)    (76,089,557)
Net decrease              (9,016,362)   ($23,790,201)  (15,483,065)   ($50,065,285)

Class C shares
Sold                       1,904,135      $5,424,389     1,136,863      $3,782,333
Repurchased               (2,181,218)     (5,920,759)   (2,504,970)     (8,114,327)
Net decrease                (277,083)      ($496,370)   (1,368,107)    ($4,331,994)

Class I shares
Sold                       1,483,798      $4,572,705            --              --
Repurchased               (2,481,836)     (8,660,884)           --              --
Net decrease                (998,038)    ($4,088,179)           --              --

Net decrease              (9,668,892)   ($24,190,859)  (21,312,596)   ($68,959,686)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $156,997,805 and $237,827,524, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $478,912,763. Gross unrealized appreciation and depreciation of investments aggregated $107,199,768 and $74,724,358, respectively, resulting in net unrealized appreciation of $32,475,410. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $596, a decrease in accumulated net investment loss of $9,207,525 and a decrease in capital paid-in of $9,208,121. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating losses and deferred compensation. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Series Trust and
Shareholders of John Hancock Technology Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Tech nol ogy Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 2002, were audited by other auditors whose report dated December 11, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1991                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1992                28
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1994                28
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,


31


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               1994                28
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                28
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.

Steven Pruchansky, Born: 1944                                                               1991                28
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1991                28
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1990                28
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


33


Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
Barry J. Gordon, Born: 1945                                                                                     1983
President
President and Chairman of the Board of American Fund Advisors, Inc.; Director and
President of the Company and its predecessors (until 1993); Vice President of F.G.S.K., Inc.
(Hotel) (since 1996); Chairman of the Board and Chief Executive Officer (since 1990) of
Baseball Entrepreneurs, Inc.; Chairman of the Board and Chief Executive Officer of Minor
League Sports Enterprises, Inc. (baseball club ownership) (since 1992); President and
Director of First Venture Capital Fund of Florida, LLC (venture capital investments) (since
1998); Director of Hain Food Group (food products) (from 1993 until 1998); Director of
Sports Heroes, Inc. (sports memorabilia) (from 1989 until 1996); Director of Winfield
Capital Corp. (SBIC) (since 1995); Chairman of Board of ACOL Acquisition Corp. (baseball club ownership) (since 1994); Director of Millennium Sports Management, Inc. (sports management) (since 1996); Director of Robocom Systems, Inc. (automated systems)
(since 1997).

William H. King, Born: 1952                                                                                     1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve


A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Subadviser

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, NY 11530

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                         Express mail:
            John Hancock                          John Hancock
            Signature Services, Inc.              Signature Services, Inc.
            1 John Hancock Way, Suite 1000        Mutual Fund Image Operations
            Boston, MA 02217-1000                 529 Main Street
                                                  Charlestown, MA 02129

Phone       Customer service representatives      1-800-225-5291
            24-hour automated information         1-800-338-8080
TDD line                                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarte r on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Technology Fund.

8300A  10/04
       12/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $123,950 for the fiscal year ended October 31, 2003 (broken out as follows:
John Hancock Focused Equity Fund - $16,900, John Hancock Mid Cap Equity Fund - $7,900, John Hancock Multi Cap Growth Fund - $7,900, John Hancock Real Estate Fund - $13,750, John Hancock Small Cap Growth Fund - $38,750 and John Hancock Technology Fund - $38,750) and $130,100 for the fiscal year ended October 31, 2004 (broken out as follows: John Hancock Focused Equity Fund - $17,750, John Hancock Mid Cap Equity Fund - $8,250, John Hancock Multi Cap Growth Fund - $8,250, John Hancock Real Estate Fund - $14,450, John Hancock Small Cap Growth Fund - $40,700 and John Hancock Technology Fund - $40,700). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $12,600 for the fiscal year ended October 31, 2003 (broken out as follows: John Hancock Focused Equity Fund - $2,100, John Hancock Mid Cap Equity Fund - $2,100, John Hancock Multi Cap Growth Fund - $2,100, John Hancock Real Estate Fund - $2,100, John Hancock Small Cap Growth Fund - $2,100 and John Hancock Technology Fund - $2,100) and $13,500 for the fiscal year ended October 31, 2004 (broken out as follows: John Hancock Focused Equity Fund - $2,250, John Hancock Mid Cap Equity Fund - $2,250, John Hancock Multi Cap Growth Fund - $2,250, John Hancock Real Estate Fund - $2,250, John Hancock Small Cap Growth Fund - $2,250 and John Hancock Technology Fund - $2,250). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $160,200 for the fiscal year ended October 31, 2003 and $13,500 for the fiscal year ended October 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Series Trust


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:   December 21, 2004

By:
    -----------------------
    William H. King
    Vice President and Treasurer

Date:   December 21, 2004